UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

October 12, 2011

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on November 17, 2011 (the "Special Meeting"). On the following pages you will find the formal Notice of Special Meeting of Shareholders and proxy statement.

The actions expected to be taken at the Special Meeting are described in detail in the accompanying Notice of the Special Meeting and proxy statement.

Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted at the Special Meeting. Accordingly, please sign, date and mail the enclosed proxy card as soon as possible in the envelope provided or vote using the toll-free telephone number or via the Internet by following the instructions included on the enclosed proxy card.  If you decide to attend the Special Meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

I hope that you will attend the Special Meeting, and I look forward to seeing you there.

Sincerely,

/s/ Sophocles N. Zoullas
Sophocles N. Zoullas
Chairman and Chief Executive Officer

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands corporation ("Eagle Bulk Shipping" or the "Company"), will be held on November 17, 2011, at 10:00 a.m., local time, at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York, 10004, for the following purposes:

•
To approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common stock by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company's Board of Directors in its discretion, and to authorize the Company's Board of Directors to implement the reverse stock split at any time prior to the Company's 2012 Annual General Meeting of Shareholders by filing such amendment with the Registrar of Corporations of the Republic of the Marshall Islands; and

•	to approve the Company's 2011 Equity Incentive Plan.

The close of business on October 7, 2011 has been fixed as the record date for determining those shareholders entitled to vote at the Special Meeting. Accordingly, only shareholders of record as of the close of business on that date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the Special Meeting.

You are cordially invited to attend the Special Meeting.  If you require directions to attend the Special Meeting, please send a written request to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Special Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on October 7, 2011.

Whether or not you expect to attend the Special Meeting, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.  If you hold your shares in your own name, you may submit a proxy by marking the enclosed proxy card, dating and signing it, and returning it in the enclosed envelope, or you may vote by telephone or Internet using the instructions provided on the enclosed proxy card.  If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.  Please follow those instructions carefully.  You may also attend the Special Meeting and vote in person, even if you have previously submitted a proxy.  Please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Special Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Special Meeting. You may revoke your proxy at any time before the vote is taken by delivering to the Corporate Secretary of the Company a written revocation or a proxy with a later date or by voting your shares in person at the Special Meeting, in which case your prior proxy would be disregarded.

If you have any questions regarding the Special Meeting, you may contact The Altman Group, Inc., our proxy solicitor for the Special Meeting, by telephone at 1 (800) 461-9313.

By Order of the Board of Directors,

/s/ Alan S. Ginsberg
Alan S. Ginsberg
Chief Financial Officer and Secretary

New York, New York
October 12, 2011

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

__________________

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2011

__________________

This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. ("Eagle Bulk Shipping" or the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (the "Board of Directors") for use in voting at the Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004, on November 17, 2011, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

This proxy statement, and the accompanying form of proxy, are first being mailed to shareholders on or about October 14, 2011.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these materials?

Our Board of Directors has sent you this proxy statement and the enclosed proxy card because you owned shares of the Company's common stock as of October 7, 2011. Your proxy is being solicited by our Board of Directors for use at the Special Meeting. You are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, as described below.

How can I receive an electronic copy of the proxy materials?

The Notice of the Special Meeting of Shareholders, this proxy statement and the form of proxy are available at www.proxyonline.us/docs/eaglebulkshipping.pdf, a website established specifically for access to such materials.

What is the purpose of the Special Meeting?

At the Special Meeting, shareholders will be asked to consider and vote upon the following matters:

•
To approve an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common stock by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company's Board of Directors in its discretion, and to authorize the Company's Board of Directors to implement the reverse stock split at any time prior to the Company's 2012 Annual General Meeting of Shareholders by filing such amendment with the Registrar of Corporations of the Republic of the Marshall Islands ("Proposal No. 1"); and

•	to approve the Company's 2011 Equity Incentive Plan ("Proposal No. 2").

Who is entitled to vote at the Special Meeting?

The Board of Directors has fixed the close of business on October 7, 2011, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had issued and outstanding 62,663,821 shares of common stock.

How Many Votes Do I Have?

Each common share outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders. Cumulative voting by shareholders is not permitted.

What are the Board of Directors' voting recommendations?

The Board of Directors recommends that you vote "FOR" Proposal No. 1 and "FOR" Proposal No. 2.

How can I vote my shares?

You can vote either in person at the Special Meeting or by proxy, whether or not you attend the Special Meeting. You can vote by proxy as follows:

•
by mail – You may submit your proxy by mail by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope, or, for shares held in street name, by completing and mailing the voting instruction card sent to you by the holder of record.

•
by Internet or by telephone – If you have telephone or Internet access and you hold your shares in your own name, you may submit your proxy by following the instructions provided on the enclosed proxy card.  If you vote by Internet or by telephone, you do not need to return a proxy card.  If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or other nominee to determine whether you will be able to vote by Internet or telephone.

How may I vote my shares in person at the Special Meeting?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Special Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Special Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a "legal proxy" from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting, and present that proxy and proof of identification at the Special Meeting.

If I am the beneficial owner of shares held in "street name" by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters, including the approval of an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common stock.  Your broker does not have discretionary authority to vote your shares without receiving your instructions with respect to Proposal 2, the approval of the Company's 2011 Equity Incentive Plan.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted FOR both proposals.

If you are the beneficial owner of shares held through a bank, broker or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain "routine" matters. At our Special Meeting, only Proposal 1 is considered routine, which means that your bank, broker or other nominee can vote your shares on Proposal 1 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a bank, broker or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker "non-vote" will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

Could other matters be decided at the Special Meeting?

No.  Under the Company's Amended and Stated Bylaws, only such business specified in the Notice of Special  Meeting of Shareholders (or any supplement thereto) shall be conducted at the Special Meeting or any adjournment or postponement thereof.

What do I need to bring to be admitted to the Special Meeting?

All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Special Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on the Record Date.

How can I change my vote?

Any person signing a proxy card in the form enclosed has the power to revoke it prior to the Special Meeting or at the Special Meeting prior to the vote. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping, 477 Madison Avenue, Suite 1405, New York, New York 10022, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Special Meeting and voting in person.

What are the quorum and voting requirements to approve the proposals described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Special Meeting, a quorum (a majority of the aggregate number of shares of the Company's common stock issued and outstanding and entitled to vote as of the record date for the Special Meeting) must be present in person or by proxy.

A majority of the total number of shares of the Company's common stock issued and outstanding and entitled to vote at the Special Meeting is required for approval of Proposal No. 1, concerning the approval of an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split.  A majority of the total number of votes of the Company's common stock represented and entitled to vote at the Special Meeting is required for approval of Proposal No. 2, concerning the approval of the Company's 2011 Equity Incentive Plan.

What is an "abstention" and how would it affect the vote?

An "abstention" occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. Abstentions will not be counted in determining whether Proposals No. 1 or 2 have been approved and will have the effect of voting against Proposal No. 1 and will have no effect on the outcome of the vote of Proposal No. 2.

What is a broker "non-vote" and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 1, concerning the approval of an amendment to the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Brokerage firms may not vote with respect to Proposal No. 2 without their clients having furnished voting instructions. There will be no broker "non-votes" on Proposal No. 1 because brokerage firms may vote in their discretion on behalf of their clients on this proposal even if such clients have not furnished voting instructions with respect to this proposal. There may be broker "non-votes" with respect to Proposal No. 2.

Who will count the votes?

The Company's proxy solicitor, The Altman Group, Inc. (the "The Altman Group"), will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy and the Special Meeting. We have retained The Altman Group to act as our proxy solicitor in conjunction with the Special Meeting. The Altman Group may solicit proxies in person, by Internet or by telephone.  We have agreed to pay The Altman Group a base fee of $15,000, plus any reasonable expenses incurred in connection with the Special Meeting.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Our directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

FORWARD-LOOKING STATEMENTS

Matters discussed in this proxy statement may constitute forward-looking statements.  The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their business.  Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.

We desire to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are including this cautionary statement in connection with this safe harbor legislation.  This proxy statement and any other written or oral statements made by us or on our behalf may include forward-looking statements which reflect our current views with respect to future events and financial performance.  The words "believe", "anticipate", "intend", "estimate", "forecast", "project", "plan", "potential", "will", "may", "should", "expect" and similar expressions identify forward-looking statements.

The forward-looking statements in this proxy statement are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties.  Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations, beliefs or projections.

In addition to these important factors and matters discussed elsewhere in this proxy statement, important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including fluctuations in charterhire rates and vessel values, changes in demand in the drybulk vessel market, changes in the Company's operating expenses, including bunker prices, drydocking and insurance costs, changes in governmental rules and regulations or actions taken by regulatory authorities including those that may limit the commercial useful lives of drybulk vessels, potential liability from pending or future litigation, general domestic and international political conditions, potential disruption of shipping routes due to accidents or political events, and other important factors described from time to time in the reports we file with the Securities and Exchange Commission (the "SEC").  We caution readers of this proxy statement and not to place undue reliance on these forward-looking statements, which speak only as of their dates.  We undertake no obligation to update or revise any forward-looking statements.

PROPOSAL NO. 1
APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors approved on September 30, 2011 and is hereby soliciting shareholder approval of an amendment to the Article FOURTH of the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock") by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company's Board of Directors in its discretion (the "Amendment"). A vote FOR Proposal No. 1 will constitute approval of the Amendment and will grant the Board of Directors the authority to determine whether to implement the reverse stock split and, if so, to select which of the approved exchange ratios within that range will be implemented.  If the shareholders approve this Proposal No. 1, the Board of Directors will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the shareholders, to select one of the approved exchange ratios and effect the approved reverse stock split by filing the Amendment with the Registrar of Corporations of the Republic of the Marshall Islands (the "Registrar of Corporations") at any time after the approval of the Amendment. If the Amendment has not been filed with the Registrar of Corporations prior to the Company's 2012 Annual General Meeting of Shareholders, our Board of Directors will abandon the Amendment constituting the reverse stock split and shareholder approval would again be required prior to implementing any reverse stock split thereafter. If implemented, the reverse stock split will become effective as of the first business day after the date the Amendment, substantially in the form attached to this proxy statement as Appendix A, is filed with the Registrar of Corporations. The Amendment will not change the number of authorized shares or par value of our Common Stock. After the reverse stock split, if implemented, the number of authorized shares of our Common Stock will remain at 100,000,000 shares and the number of the unissued shares of Common Stock will be between 79,112,060 and 93,733,618 shares inclusive, depending upon the exchange ratio selected by the Board of Directors.

Our Board of Directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that implementing this Proposal No. 1 is not in the best interests of the Company and its shareholders.

Purpose and Background of the Reverse Stock Split

The reverse stock split is intended to increase the per share trading value of our Common Stock. The Board of Directors intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares of our Common Stock outstanding is likely to improve the trading price of the Common Stock, and only if the implementation of a reverse stock split is determined by our Board of Directors to be in the best interests of the Company and its shareholders.

The Company believes that by effecting the reverse stock split, the Company will be better able to maintain compliance with the NASDAQ Global Select Market's minimum bid price requirement, discussed below.  In addition, the Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could alleviate this concern.  By effecting a reverse stock split, we believe we may be able to raise the price of our Common Stock to a level where the Common Stock could be viewed more favorably by potential investors.

In addition, because the number of authorized shares of our Common Stock, which is currently 100,000,000, under our Amended and Restated Articles of Incorporation, would not decrease in accordance with the selected exchange ratio of the reverse stock split, if implemented, the reverse stock split would provide us with additional shares of Common Stock, which would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into Common Stock and raising additional capital.

The NASDAQ Global Select Market has several listing criteria that companies must satisfy in order to maintain their listing. One of these criteria is that our Common Stock have a minimum bid price that is greater than or equal to $1.00 per share. Although we currently satisfy this requirement, the price of our Common Stock has declined.  We believe that by effecting a reverse stock split, we will be better able to maintain compliance with this listing requirement in the future.

The combination of being listed on the NASDAQ Global Select Market and the lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity and price of our Common Stock.

You should consider that, although our Board of Directors believes that a reverse stock split would likely increase the price of our Common Stock, in many cases, because of variables outside of a company's control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment), the market price of a company's shares of common stock may in fact not change in value, or could even decline in value, after a reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a shareholder's proportional ownership in our company. However, should the overall value of our Common Stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

Potential Effects of the Proposed Reverse Stock Split

The immediate anticipated effect of the reverse stock split would be to reduce the number of shares of our Common Stock outstanding and to increase the trading price of our Common Stock.  However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock over an extended period, and in many cases, the market value of a company's common stock following a reverse split declines. We cannot assure you that the trading price of our Common Stock after the reverse stock split will rise in inverse proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the reverse stock split. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

In the event a reverse stock split is effected, it will be effected simultaneously for all outstanding shares of our Common Stock. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share, in which case such shareholders will receive a cash payment in lieu of any fractional shares, as described below in more detail. Shares of our Common Stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect our continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The reverse stock split, if implemented, would not change the number of authorized shares of our Common Stock, which is currently 100,000,000, under our Amended and Restated Articles of Incorporation. Therefore, because the number of issued and outstanding shares of our Common Stock would decrease, the number of shares remaining available for issuance would increase. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. We currently have no plans or arrangements at this time to issue any of the additional available authorized shares of Common Stock that would result from the reverse stock split. If this proposal is approved, the additional authorized but unissued shares of Common Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board of Directors, without further action or authorization by our shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any stock exchange on which our Common Stock may be listed at such time.

Holders of our Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional Common Stock or such other securities might dilute the ownership and voting rights of shareholders. Specifically, any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting power, liquidation value and book and market value per share.

The reverse stock split could, if implemented and under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. As discussed above, the authorized shares are not being reduced by the reverse stock split, therefore additional shares could be issued, within the limits imposed by applicable law, in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by the reverse stock split. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse stock split may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the reverse stock split has been proposed with the intent to increase the per share trading price of the Company's Common Stock, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the reverse split with the intent that it be utilized as a type of anti-takeover device.

Effective Date

The reverse stock split, if approved at the Special Meeting and implemented by our Board of Directors, would become effective as of the first business day after the date the Amendment is filed with the Registrar of Corporations (the "Effective Date"). Except as explained below with respect to fractional shares, on the Effective Date, shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, combined, converted and changed into new shares of common stock in accordance with the exchange ratio selected by the Board of Directors from the approved exchange ratio range.

Effects on Ownership by Individual Shareholders.

If we implement the proposed reverse stock split, the number of shares of our Common Stock held by each shareholder would be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio selected by the Board of Directors from the approved range. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder's ownership percentage interests in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share, in which case such shareholders will receive a cash payment in lieu of any fractional shares, as described below in more detail.

Board Discretion to Select Exchange Ratio and Effect Reverse Stock Split

The Board of Directors believes that shareholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If shareholders approve this Proposal No. 1, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the Company's and the shareholders' best interests at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will select a specific exchange ratio within the approved range and set the time for the split.  These determinations will be made by the Board of Directors with the intention to create the greatest marketability of our Common Stock based upon prevailing market conditions at that time. The Board of Directors may effect only one reverse stock split in connection with this Proposal No. 1, and only prior to the Company's 2012 Annual General Meeting of Shareholders.

The Board of Directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that implementing this Proposal No. 1 is not in the best interests of the Company and its shareholders.

Accounting Consequences

The par value per share of our Common Stock will remain unchanged at $0.01 per share after the reverse stock split, if implemented. As a result, on the Effective Date, the stated capital on our balance sheet attributable to common stock will be reduced proportionately based on the exchange ratio selected by the Board of Directors from the approved range, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The shares of our Common Stock held in treasury will also be reduced proportionately based on the exchange ratio. After the reverse stock split, net income or loss per share, and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the reverse stock split would be recast to give retroactive effect to the reverse stock split. In addition, the per share exercise price of outstanding option awards would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and upon the vesting of unvested stock unit awards would decrease proportionately, in each case based on the exchange ratio selected by the Board of Directors, other than stock options awarded under the 2011 Plan as discussed in Proposal No. 2 of this proxy statement under the section entitled "New Plan Benefits." The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. Holders (as defined below) of our shares. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change, possibly with retroactive effect. This summary only addresses holders who hold their shares as capital assets within the meaning of the Code and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, regulated investment companies, persons that own shares as part of a hedge, straddle, or conversion transaction, persons whose functional currency is not the U.S. dollar, foreign persons and tax-exempt entities. In addition, this summary does not consider the effects of any applicable state, local, foreign or other tax laws.

As used herein, the term "U.S. Holder" means a beneficial owner of common stock that is a United States citizen or resident, United States corporation or other United States entity taxable as a corporation, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If a partnership holds our common stock, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you are encouraged to consult your tax advisor.

We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS"), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment may differ from the treatment described below.

We urge holders to consult with their own tax advisors as to any U.S. federal, state, local or foreign tax consequences applicable to them that could result from the reverse stock split.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not intended to be part of a plan to increase periodically a shareholder's proportionate interest in our earnings and profits. Assuming the reverse stock split so qualifies,

•	A U.S. Holder should not recognize any gain or loss for federal income tax purposes (except for cash, if any, received in lieu of a fractional share of common stock);

•
The U.S. Holder's aggregate tax basis of the common stock received pursuant to the reverse stock split, including any fractional share of the common stock not actually received, should be equal to the aggregate tax basis of such holder's common stock surrendered in the exchange;

•	The U.S. Holder's holding period for the common stock received pursuant to the reverse stock split should include such holder's holding period for the common stock surrendered in the exchange; and

•
Cash payments received by the shareholder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the reverse stock split and then redeemed by us, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder's tax basis in such fractional share.

THE FOREGOING IS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. THE FOREGOING DOES NOT PURPORT TO ADDRESS ALL U.S. FEDERAL INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS OR THAT MAY APPLY TO PARTICULAR CATEGORIES OF SHAREHOLDERS. YOU SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

No Appraisal Rights

Under the Marshall Islands Business Corporations Act, our shareholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide shareholders with any such right.

Fractional Shares

No fractional shares will be created or issued in connection with the reverse stock split, if implemented. Shareholders of record who otherwise would be entitled to receive fractional shares as a consequence of the reverse stock split will be entitled, upon surrender to the exchange agent of certificates representing such shares or, in the case of non-certificated shares, such proof of ownership as required by the exchange agent, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the common stock on the NASDAQ Global Select Market on the last trading day prior to the Effective Date, as adjusted for the reverse stock split as appropriate or, if such price is not available, a price determined by our Board of Directors. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefore as described herein.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

As soon as practicable after the Effective Date, the Company's shareholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, Computershare Investor Services LLC, will act as exchange agent for purposes of implementing the exchange of share certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares or, in the case of non-certificated shares, such proof of ownership as required by the exchange agent, in accordance with the procedures to be set forth in a letter of transmittal the Company will send to its shareholders. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Upon the reverse stock split, the Company intends to treat shares held by shareholders in "street name" through a bank, broker or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares in "street name." However, these banks, brokers or other nominees may have different procedures from those that apply to registered shareholders for processing the reverse stock split and making payment for fractional shares. If a shareholder holds shares with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

Impact of Potential Reverse Stock Split Upon Other Data Contained in this Proxy Statement

Unless indicated to the contrary, the data contained in this proxy statement does not reflect the impact of any reverse stock split that may be effected pursuant to the terms of this Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1, THE APPROVAL OF AN AMENDENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.  UNLESS REVOKED AS PROVIDED ABOVE, PROXIES RECEIVED BY MANAGEMENT WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A CONTRARY VOTE IS SPECIFIED.

PROPOSAL NO. 2
APPROVAL OF 2011 EQUITY INCENTIVE PLAN

The Company's Board of Directors believes that the effective use of stock-based, long-term incentive compensation has been integral to the Company's success in the past and is vital to its ability to achieve strong performance in the future. Accordingly, the Board of Directors is seeking shareholder approval of the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan (the "2011 Plan") that authorizes for issuance 5,900,000 shares of the Company's Common Stock in connection with awards granted under the 2011 Plan.  The Board of Directors and the Company's Compensation Committee adopted the 2011 Plan on September 30, 2011, subject to shareholder approval at the Special Meeting. The Board of Directors recommends that shareholders vote for approval of the 2011 Plan.

The 2011 Plan, if approved by shareholders, will be available in addition to the Eagle Bulk Shipping Inc. Equity Incentive Plan of 2009 (the "2009 Plan").  The 2009 Plan was adopted by the Board of Directors and the Compensation Committee on April 6, 2009, subject to shareholder approval, and approved by shareholders at the annual general meeting of shareholders held on May 21, 2009.  The 2009 Plan replaced the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan (the "2005 Plan").  Outstanding awards under the 2009 Plan and the 2005 Plan will continue to be governed by the terms of the 2009 Plan and the 2005 Plan, respectively, until exercised, expired or otherwise terminated or canceled. As of October 11, 2011, 2,078,536 shares of Common Stock remain available for issuance under the 2009 Plan and no shares of Common Stock remain available for issuance under the 2005 Plan.  As of the same date, 2,144,815 shares of Common Stock were subject to outstanding awards under the 2009 Plan and 924,001 shares of Common Stock were subject to outstanding awards under the 2005 Plan.

The following description of the 2011 Plan is a summary, does not purport to be a complete description of the 2011 Plan and is qualified in its entirety by the full text of the 2011 Plan.  A copy of the 2011 Plan is attached to this proxy statement as Appendix B and is incorporated herein by reference.  Shareholders are encouraged to review the 2011 Plan.

Description of the 2011 Plan

Administration. The 2011 Plan shall be administered by the Compensation Committee or such other committee of the Board of Directors as may be designated by the Board of Directors to administer the 2011 Plan in accordance with the terms of the 2011 Plan (the "Administrator"). The Administrator has the authority to designate participants; determine the type or types of awards to be granted to a participant and designate those awards which will constitute performance compensation awards; determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated with respect to, awards; determine the terms and conditions of any awards; determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended and the methods by which awards may be settled, exercised, canceled, forfeited, or suspended; determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award will be deferred; construe, interpret, implement, reconcile any inconsistency, correct any defect and/or supply any omission in the 2011 Plan and any instrument or agreement relating to, or award made under, the 2011 Plan; prescribe, amend, rescind, or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the 2011 Plan; and make any other determination and take any other action that it deems necessary or desirable for the administration of the 2011 Plan. Unless otherwise expressly provided in the 2011 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2011 Plan or any award is within the sole discretion of the Administrator and will be final, conclusive, and binding upon all persons.

Shares. Under the terms of the 2011 Plan, a maximum of 5.9 million shares may be issued under the 2011 Plan.  The number of shares reserved for issuance under the 2011 Plan shall not be adjusted to give effect to the reverse stock split described in Proposal No. 1, if approved by shareholders and implemented by our Board of Directors.  Except as provided in the preceding sentence, the shares reserved for issuance under the 2011 Plan shall be subject to adjustment as provided in the 2011 Plan.  Shares deliverable under the 2011 Plan may consist of authorized and unissued shares or treasury shares. The following shares of Common Stock will again become available for awards under the 2011 Plan: shares subject to an award granted under the 2011 Plan that remain unissued upon cancellation or termination of the award for any reason; shares of restricted stock granted under the 2011 Plan that are forfeited; shares in respect of an award that is settled for cash without delivery of shares to the grantee; and shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award granted under the 2011 Plan.  As of October 12, 2011, the closing price of our Common Stock was $1.65 per share.

Under the terms of the 2011 Plan, awards for up to a maximum of 2.95 million shares may be granted under the 2011 Plan to any one employee of the Company and its subsidiaries during any one calendar year, and awards in the form of options and stock appreciation rights for up to a maximum of 2.95 million shares may be granted under the 2011 Plan to any one employee of the Company and its subsidiaries, in each case subject to adjustment as provided in the 2011 Plan, provided, however, that no adjustment to such limitations shall be effected as result of the reverse stock split described in Proposal No. 1, if approved by shareholders and implemented by our Board of Directors, and provided further that such limitations shall not apply unless the Administrator determines that compliance with Section 162(m) of the Code is necessary.  Furthermore, under the terms of the 2011 Plan, the total number of shares with respect to which incentive stock options may be granted under the 2011 Plan to any one employee of the Company or a "parent corporation" or "subsidiary corporation" (as defined in the 2011 Plan) during any one calendar year may not exceed 2.95 million, subject to adjustment as provided in the 2011 Plan, provided, however, that no adjustment to such limitations shall be effected as result of the reverse stock split described in Proposal No. 1, if approved by shareholders and implemented by our Board of Directors.

Eligibility. Any director, officer, employee or consultant of the Company or any of its subsidiaries (including any prospective officer or employee) is eligible to be designated to participate in the 2011 Plan. The Administrator selects those eligible persons who will receive awards under the 2011 Plan.  Currently, our Board of Directors consists of seven persons, and we have one corporate officer who is not a director.  As of October 1, 2011, we had 50 employees who were eligible to be designated to participate in the 2011 Plan.

Awards. The 2011 Plan provides the Administrator with the discretion to provide for the award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, unrestricted stock, other equity-based or equity-related awards, and/or performance compensation awards.

Options. Options granted under the 2011 Plan are non-qualified options unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Subject to the provisions of the 2011 Plan, the Administrator has the sole and complete authority to determine the participants to whom options are granted, the number of shares to be covered by each option, and the conditions and limitations applicable to the exercise of the option. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Sections 421, 422 and 424 of the Code. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such non-qualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the 2011 Plan; provided that such option (or portion thereof) otherwise complies with the 2011 Plan's requirements relating to non-qualified stock options. Each option will be evidenced by a written certificate evidencing the option, which will specify the terms and conditions of the option.

The exercise price of each share covered by an option shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the option is granted or the par value of a share of Common Stock. Each option becomes exercisable at such times and under such conditions as determined by the Administrator and set forth in the applicable award agreement. An option may not be exercised after the tenth anniversary of the option's grant date.

If an optionee experiences a termination from the Company, any option or portion thereof then exercisable shall generally remain exercisable for three months, but in no event later than the option's original expiration date.  If the optionee is terminated for cause, all options will immediately terminate.  Upon termination due to the optionee's retirement (as defined in the 2011 Plan), options or any portion thereof then exercisable by the optionee shall remain exercisable for three years from the date of termination, but in no event later than the option's original expiration date.  Upon termination due to the optionee's death or disability (as defined in the 2011 Plan), options or any portion thereof then exercisable by the optionee shall remain exercisable for one year from the date of termination, but in no event later than the option's original expiration date.  The Administrator may waive or modify the provisions regarding exercisability of options following termination of employment, subject to the 2011 Plan's provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee.

Shares will not be delivered pursuant to an option's exercise until the participant pays the exercise price in full. Payment of the exercise price may be made (1) in cash, or its equivalent acceptable to the Company, (2) with the consent of the Administrator, by delivery of shares of Common Stock having a fair market value (determined as of the exercise date) equal to all or part of the option's exercise price and cash (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price or (3) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe.

Stock Appreciation Rights. SARs may be granted under the 2011 Plan. SAR recipients have the right to receive from the Company an amount equal in value to the excess, if any, of the fair market value per share at the time of exercise over the exercise price per share of the SAR, subject to the terms and conditions of the 2011 Plan and the applicable award agreement, as determined by the Administrator in accordance with the terms of the 2011 Plan. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 2011 Plan. The exercise price of each share covered by a SAR shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the SAR is granted or the par value of a share of Common Stock. The Administrator shall determine whether a SAR shall be settled in cash or shares or any combination thereof. The treatment of SARs in connection with the grantee's termination from the Company is similar to that with respect to option exercisability following such termination.  The Administrator may waive or modify the provisions regarding exercisability of SARs following termination of employment, subject to the 2011 Plan's provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee.  In no event may a SAR be exercisable after the tenth anniversary of the date the SAR is granted.

Restricted Shares and Restricted Share Units. Restricted shares may be granted under the 2011 Plan. A restricted share shall be subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions as may be specified in the 2011 Plan and the applicable award agreement. Restricted share units may also be granted under the 2011 Plan. A restricted share unit represents an unfunded and unsecured promise to deliver shares or cash in accordance with the terms of the applicable award agreement.

Dividends on any restricted shares may be paid directly to a participant, be withheld by the Company subject to vesting of the restricted shares pursuant to the terms of the applicable award agreement, or be subject to any other restrictions or conditions contained in the applicable award agreement, as determined by the Administrator in its sole discretion. Restricted stock units may include dividend equivalent rights entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unvested, and/or, if payment of the vested award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying the award if such shares were then outstanding.  The Administrator will determine whether such payments shall be paid at the same time as the underlying dividends are paid or at the time the award vests or is paid out. Payments on such dividend equivalents may be made in cash, shares of Common Stock or other property.  The dividend equivalents will be subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and set forth in the award agreement.

Unless otherwise set forth in the applicable award agreement, a grantee's termination from the Company for any reason other than death or disability will cause the immediate forfeiture of all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination, or if a grantee incurs a termination from the Company as the result of death or disability, all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination will immediately vest as of such date.  Unless otherwise determined by the Administrator, any dividends or dividend equivalents on restricted stock or restricted stock units that are forfeited upon termination from the Company that have not been directly remitted to the grantee prior to such termination will be forfeited. The Administrator may waive or modify the treatment of restricted stock and restricted stock units and their related dividends and dividend equivalents following termination of employment, subject to the 2011 Plan's provisions regarding required consent from the grantee in cases of modifications materially adverse to the grantee.

Unrestricted Stock. The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such participants and in such amounts and subject to such forfeiture provisions as the Administrator determines.  Unrestricted shares may be granted or sold pursuant to the 2011 Plan in respect of past services or other valid consideration.

Other Stock-Based Awards. Subject to the provisions of the 2011 Plan, the Administrator shall have the sole and complete authority to grant to participants other equity-based or equity-related awards in such amounts and subject to such terms and conditions as the Administrator shall determine, provided that any such awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3.

Dividend Equivalents. Subject to the provisions of the 2011 Plan, in the discretion of the Administrator, an award, other than an option or SAR, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other awards or other property, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the participant, withholding of such amounts by the Company subject to vesting of the award, or reinvestment in additional shares, restricted shares or other awards.

Performance Compensation Awards. The Administrator shall have the authority, at the time of grant of any award, to designate such award (other than options and SARs) as a "performance compensation award" in order to qualify such award as "qualified performance-based compensation" under Section 162(m) of the Code.

The Administrator shall have full discretion to select the length of a particular performance period, the types of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goals, the kinds and/or levels of the performance goals that are to apply to the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing and the performance formula. Notwithstanding the foregoing, the performance criteria that will be used to establish the performance goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (1) net income before or after taxes, (2) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share, (5) return on shareholders' equity, (6) return on investment, (7) return on assets, (8) level or amount of acquisitions, (9) share price, (10) profitability/profit margins, (11) market share, (12) revenues or sales (based on units and/or dollars), (13) costs, (14) cash flow, (15) working capital, (16) objective measures of customer satisfaction, (17) objective measures of employee satisfaction, (18) expense levels and expense ratios, (19) gross margin and gross margin ratios, (20) employee turnover, (21) implementation of systems, (22) completion of projects, (23) level or amount of divestitures, (24) objective goals related to capitalization or restructuring of the balance sheet, and (25) objective goals related to management or expense restructuring. The performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof.

A participant generally must be employed by the Company on the last day of a performance period to be eligible for payment in respect of a performance compensation award for such performance period.  In determining the actual size of an individual's performance compensation award for a performance period, the Administrator may use discretion to reduce or eliminate the amount of the award.  The maximum performance compensation award that may be granted to any one award recipient under the 2011 Plan in any fiscal year of the Company is 2.95 million shares of Common Stock or, in the event the performance compensation award is paid in cash, other securities, other awards or other property, the equivalent cash value of 2.95 million shares of Common Stock on the first day of the performance period to which such award relates, in each case subject to adjustment as provided in the 2011 Plan, provided, however, that no adjustment to such limitations shall be effected as result of the reverse stock split described in Proposal No. 1, if approved by shareholders and implemented by our Board of Directors.

Change in Control. In the event of a Change in Control (as defined in the 2011 Plan), unless otherwise provided in the award agreement, (1) any award then outstanding will become fully vested and any forfeiture provisions thereon imposed pursuant to the Plan and the applicable Award Agreement will lapse and any award in the form of an option or stock appreciation right will be immediately exercisable; (2) to the extent permitted by law, the Administrator may amend any award agreement in such manner as it deems appropriate; (3) a grantee who incurs a termination of employment for any reason, other than a termination for cause, within one year following the change in control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on the date of such termination, until the first anniversary of the grantee's termination, or if later the date otherwise provided for continued exercisability under the terms of the 2011 Plan and the award agreement, but not beyond the award's original expiration date.

Amendment and Termination of the 2011 Plan. The Board may suspend, discontinue, revise or amend the 2011 Plan in any respect whatsoever, except that no amendment may be made without shareholder approval if such amendment would: expand the types of awards available under the 2011 Plan (except shareholder approval will not be required if the Company is a "foreign private issuer," as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary); increase the number of shares that may be issued under the 2011 Plan (in the aggregate or to any individual), except as permitted pursuant to adjustment provisions provided under the 2011 Plan; expand the eligibility requirements of persons eligible to receive awards under the 2011 Plan; extend the term of the 2011 Plan or; otherwise be necessary to comply with any tax or regulatory requirement applicable to the 2011 Plan. No amendment or cancellation of the 2011 Plan or any outstanding award granted under the 2011 Plan may materially impair the rights or materially increase the obligations of any holder of an outstanding award without the consent of the affected holder. No amendment to any outstanding award granted under the 2011 Plan shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the award. Under the terms of the 2011 Plan, the Administrator is permitted, in its discretion, to reprice awards granted under the 2011 Plan, including options and SARs (e.g., lowering the exercise price, cancelling the option or SAR in exchange for cash or another award when the exercise price exceeds the fair market value of the shares subject to the option or SAR, or any other action that is treated as a repricing under generally accepted accounting principles or applicable stock exchange rules). No awards may be granted under the 2011 Plan following the tenth anniversary of the date on which the 2011 Plan was adopted by the Board.

Forfeiture; Clawback. The Administrator may specify in the applicable award agreement that any realized gain with respect to options or SARs and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of a participant's breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its subsidiaries, a participant's breach of any employment or consulting agreement with the Company or its subsidiaries, a participant's termination of employment for cause, or a financial restatement that reduces the amount of compensation under the 2011 Plan previously awarded to a participant that would have been earned had results been properly reported.

New Plan Benefits

Awards under the 2011 Plan are subject to the discretion of the Administrator, and, other than as set forth below, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2011 Plan. Therefore, it is not possible to determine the future benefits that will be received by participants.

Subject to shareholder approval of the 2011 Plan and the successful completion of the transaction described below, the Company's board of directors intends to grant to certain members of the Company's senior management stock options to purchase an aggregate number of shares of Common Stock equal to approximately 10% of the Company's issued and outstanding Common Stock on a fully diluted basis on the date the options first become exercisable.  It is anticipated that the options will be contingent on management's successful negotiation of the refinancing or restructuring of the Company's outstanding credit facility (the "Transaction").  If granted, the options are expected to have an above market exercise price and to remain exercisable in accordance with their terms following the termination of a recipient's employment with the Company.  Except as described in the preceding sentences, the Company has not made any determination as to future grants under the 2011 Plan.

Certain tables below, including the 2010 Summary Compensation Table, 2010 Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal 2010 Year End Table, and Option Exercises and Stock Vested for Fiscal 2010 Table, set forth information with respect to prior awards granted to our individual named executive officers under the 2009 Plan. In addition, the Securities Authorized for Issuance under Equity Compensation Plans table below provides information as of December 31, 2010, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.

Federal Income Tax Considerations

The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the 2011 Plan. This discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2011 Plan. This discussion is based upon interpretations of laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.

Non-Qualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon grant of a non-qualified stock option under the 2011 Plan. Upon exercise of a non-qualified stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise of such option over the exercise price is taxable to the participant as ordinary income and deductible by the issuer. The participant's basis for capital gains purposes in the shares acquired is equal to the sum of the exercise price and the amount taxable as ordinary income. Gain or loss on a subsequent disposition of shares acquired pursuant to an option will be treated as capital gain or loss, and will be long-term capital gain or loss if such shares were held for more than one year after the date of exercise.

If a participant uses previously acquired shares to pay all or a portion of the exercise price on the exercise of an option, no gain or loss is recognized with respect to the previously acquired shares. The shares received upon exercise of the option, to the extent of the number of previously acquired shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the previously acquired shares. The additional shares received will have a basis equal to the sum of the cash paid on exercise and the ordinary income taxable to the participant as a result of the exercise.

Incentive Stock Options. A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the issuer will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-qualified stock options will apply as of the date of the sale of stock acquired upon the exercise of the incentive stock option.

Deferred Compensation Subject to Section 409A and Section 457A. Certain types of awards under the 2011 Plan, including SARs and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code or Section 457A of the Code, to the extent applicable. Unless certain requirements set forth in Section 409A or Section 457A of the Code, to the extent applicable, are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2011 Plan and awards granted under the 2011 Plan will be interpreted to comply with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Sections 409A and 457A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2011 Plan and applicable award agreements may be amended to comply with Sections 409A and 457A of the Code or to exempt the applicable awards from Sections 409A and 457A of the Code.

Limitation on Company's Deduction. Under Section 162(m) of the Code, the Company's tax deduction for all compensation paid to the Company's chief executive officer and certain other highly paid executive officers of the Company in any one year is limited to $1 million per officer. Compensation that qualifies as performance-based compensation is exempt from this deduction limitation. Under the 2011 Plan, options and SARs may be structured so as to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. The Administrator also has the authority, at the time of grant of any award, to designate such an award (other than options and SARs) as a performance compensation award in order to qualify such award as "qualified performance-based compensation" under Section 162(m) of the Code. The determination of whether compensation is performance-based is dependent upon a number of factors, including shareholder approval of the benefit plan pursuant to which compensation is paid. There is no assurance that awards granted under the 2011 Plan will satisfy the "performance based" requirements of Section 162(m). Because the Company believes that it currently qualifies for the exemption pursuant to Section 883 of the Code, pursuant to which it is not subject to U.S. federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2010), it has not sought to structure its compensation arrangements to qualify for exemption under Section 162(m).

Acceleration on Change in Control. If the exercisability or vesting of an option, SAR or other outstanding award is accelerated as a result of a change in control, all or a portion of the value of the award at that time may be taken into account for purposes of determining whether a participant is subject to an excise tax equal to 20% of the amount of the "excess parachute payment" within the meaning of Section 280G of the Code and the participant's employer will not receive a corresponding tax deduction under Section 280G of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of the end of the fiscal year 2010 with respect to shares that may be issued under the Company's equity compensation plans, which are comprised of the 2009 Plan and the 2005 Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,063,483	$12.27	2,494,036(1)
Equity compensation plans not approved by security holders	-	-	-
Total	1,063,483	$12.27	2,494,036(1)

(1) Represents shares available for issuance pursuant to various types of awards under the 2009 Plan, including awards of restricted stock, in addition to (or in lieu of) options, warrants or rights.  There are no remaining shares available for issuance under the 2005 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2, THE APPROVAL OF THE 2011 EQUITY INCENTIVE PLAN.  UNLESS REVOKED AS PROVIDED ABOVE, PROXIES RECEIVED BY MANAGEMENT WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A CONTRARY VOTE IS SPECIFIED.

EXECUTIVE OFFICERS

Our named executive officers, are:

●	Sophocles N. Zoullas, Chairman and Chief Executive Officer since 2005.

●	Alan S. Ginsberg, Chief Financial Officer since 2005.

●	Alexis P. Zoullas, President of Eagle Shipping International (USA) LLC since 2008.

COMPENSATION DISCUSSION & ANALYSIS

Introduction

This Compensation Discussion and Analysis is a discussion of how we use different elements of compensation to achieve the objectives of our executive compensation program and how we determined the amounts of each component of compensation paid to our named executive officers for 2010. This information should be read in conjunction with the data and associated narrative provided in the Summary Compensation Table and other tables included in this proxy statement.

Compensation Objectives and Philosophy

We believe that the leadership and proven talents of our executive team are essential for our continued success and sustained financial performance. The primary objectives of our compensation program are to attract and retain highly qualified personnel for positions of substantial responsibility, and to provide incentives for such persons to perform to the best of their abilities, achieve our strategic objectives, enable the Company to compete effectively in the seaborne transportation industry and to promote the success of our business. Therefore, our compensation program is designed to attract, motivate and retain executives who possess the talent, leadership and commitment needed to operate our business, create and implement new opportunities, anticipate and effectively respond to new challenges, and make and execute difficult decisions.

The Compensation Committee believes that the Company's compensation programs should:

•	Align the interests of our executives with those of our shareholders;

•	Encourage and reward achievement of the Company's annual and longer-term performance objectives;

•	Promote the long-term success of the Company through an appropriate balance of current and long-term compensation opportunities;

•	Differentiate pay based on individual and company performance;

•	Reflect the market and provide competitive compensation opportunities based on performance;

•	Make wise use of our equity resources to ensure compatibility between senior management and shareholder interests; and

•	Balance incentives for constructive risk management.

How Our Compensation Decisions Are Made

The Company's executive compensation is determined by our Compensation Committee and approved by the unanimous consent of the Company's full Board of Directors.

Role of the Board and Compensation Committee

Our Board of Directors is responsible for establishing and administering our executive compensation and equity incentive programs. This Board duty has been delegated to the Compensation Committee in accordance with the Compensation Committee Charter. The Compensation Committee reviews executive performance to establish compensation and approves appropriate modifications to the named executive officers' compensation. The Compensation Committee is responsible for establishing the compensation of the Chief Executive Officer, and in the context of our overall compensation goals and objectives, reviews and approves the recommendations of the Chief Executive Officer regarding compensation and incentive plans of other named executive officers. The Committee also establishes the annual compensation of the non-employee directors and oversees the equity compensation plans.

Role of the Compensation Consultant

In accordance with its Charter, the Compensation Committee has the authority to engage, retain and terminate a compensation consultant. The Committee also has the sole authority to approve the fees of such consultant.

Since 2007, the Compensation Committee and the Board of Directors have retained Steven Hall & Partners ("Consultant"), a nationally recognized executive compensation consultant, as their compensation consultant to provide independent, third-party advice and expertise on all aspects of executive and director compensation and related corporate governance matters. In 2010, as in prior years, the Committee relied upon the Consultant to assist in the development and evaluation of compensation policies and the determination of compensation awards.  Additionally, the Consultant provided the Committee with comparative market data, to the extent available, as well as modeling and evaluations of proposed executive and director compensation policies and determinations.

The Compensation Committee consulted with the Consultant in connection with the determination of the 2010 compensation for our named executive officers and our Board of Directors. The Consultant also provided advice throughout the year on new issues and developments regarding executive compensation and related disclosures. In the future, the Compensation Committee may retain other similar consultants.

The Consultant does not provide any other services to the Company.

Role of Management

The Compensation Committee has sole authority to establish annual compensation for the Company's named executive officers, and none of the named executive officers determines his own pay. At the request of the Compensation Committee, our Chief Executive Officer provides recommendations regarding compensation of our other named executive officers during the annual compensation approval process and information regarding compensation trends within the seaborne transportation industry.

Competitive Marketplace Assessment

Most of our direct business competitors are foreign companies that are not required to disclose compensation information for their executive officers on an individual basis and detailed compensation data is therefore limited or unavailable. Additionally, the management structures of comparable organizations are often non-traditional, further complicating direct comparison of positions and responsibilities. To provide context and to ensure that the Company's arrangements are reasonable, the Compensation Committee does reference compensation arrangements for executives at other similarly-sized companies in the shipping industry for whom compensation data is publicly available. However, due to the limited number of direct comparators, the Compensation Committee does not believe that it has sufficient information to permit a meaningful benchmark assessment. Therefore, the Compensation Committee does not benchmark.

Elements of the Company's Executive Compensation Program

Our compensation program is comprised of two main elements:

•	Fixed compensation in the form of base salary.

•	Variable incentive compensation which is delivered in cash and equity.

Fixed Compensation

Base Salary

Base salary provides a competitive rate of fixed pay and reflects different levels of responsibility within the Company, the skills and experience required for the job, individual performance and labor market conditions.

Variable Incentive Compensation

Annual Incentive Compensation

Due to the cyclical and volatile nature of the business in which the Company competes, like most companies in the shipping industry, the Company does not set performance targets with respect to incentive compensation. Instead, the Compensation Committee considers performance across a wide range of quantitative, qualitative, operational and strategic measures and determines annual incentive compensation on a discretionary basis following a comprehensive assessment of the macro-economic environment, the Company's performance, and each executive's contribution to that performance. The Committee believes that this approach provides for greater flexibility to reward executives for quick thinking and decisive actions taken to better position the Company in scenarios which may be difficult to predict or anticipate given the extreme volatility of the dry bulk market.

Long-Term Incentive Compensation – Equity Awards

The Compensation Committee believes that the effective use of stock-based long-term incentive compensation has been integral to the Company's success in the past and is vital to its ability to achieve continued strong performance in the future and therefore delivers a portion of each executive's incentive compensation in the form of equity. These awards are intended to align the interests of executives with those of shareholders, enhance the personal stake of executive officers in the growth and success of the Company, provide an incentive for the executive officers' continued service at the Company, and provide an opportunity for executives to increase their stock ownership levels.

Full Value Shares- in 2010, the Company granted restricted stock units ("RSUs") to each of the named executive officers. The awards were made on December 22, 2010 and vest annually in three equal installments, beginning on the first anniversary of the date of grant.

Dividend Equivalent Rights- in the past, the Company has awarded Dividend Equivalent Rights ("DERs") to officers and directors. These rights entitle the recipient to receive a Dividend Equivalent payment each time the Company pays a dividend to the Company's shareholders. The amount of the Dividend Equivalent payment is equal to the number of DERs multiplied by the amount of the per share dividend paid by the Company on its stock on the date the dividend is paid. The DERs are contingent upon the recipient's continued employment or service at the dividend payment date. The Company announced the suspension of its dividend on December 19, 2008, and no payments were made to holders of DERs in 2009 or 2010.

Special Awards

From time to time, the Company also makes special cash incentive awards, as deemed appropriate by the Compensation Committee. The purpose of these payments is to recognize significant individual contributions that would not, in the view of the Compensation Committee, be fully accounted for under our annual compensation determinations. The amount of any special cash incentive award is determined and approved by the Compensation Committee. No named executive officer received a special award in 2010.

Other Elements

Perquisites

As a general matter, the Company does not provide perquisites for its executive officers. Pursuant to a contractual obligation of our Chief Executive Officer's employment agreement, the Company pays his life insurance premium. Other than this de minimus perquisite, the Company does not provide any other perquisites to its named executive officers.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. Our named executive officers participate in this plan on the same basis as our other full-time employees.

Employment Agreements

We have entered into an employment agreement with our Chief Executive Officer. The terms of the agreement are described in greater detail under the section entitled "Employment Agreement with Sophocles N. Zoullas." We do not have employment agreements with any of our other named executive officers.

Severance and Change in Control Benefits

Under the terms of his employment agreement, our Chief Executive Officer is entitled to certain payments and benefits if we terminate his employment without cause or he terminates employment for good reason, as these terms are defined in his contract. The Chief Executive Officer is entitled to certain additional payments and benefits if his employment is terminated without cause or for good reason within 24 months of a change in control. These benefits and payments are described in greater detail in the section below entitled "Potential Payments Upon Termination or Change-in-Control."

Pursuant to the terms of our equity plans, including the 2011 Plan if approved by shareholders, the other named executive officers are entitled to certain potential payments upon termination or change in control. These potential payments are described in greater detail in the section below entitled "Potential Payments Upon Termination or Change-in-Control."

The equity incentives and incentive compensation amounts awarded to our Chief Executive Officer, our Chief Financial Officer and the President of Eagle Shipping International (USA) LLC in 2010 are not necessarily indicative of the incentive compensation to be awarded to the Company's executive officers in future years.

Pay for Performance – How 2010 Executive Compensation Was Determined

The Compensation Committee believes that executive pay should reflect both Company and individual performance and makes determinations regarding variable incentive compensation following a holistic assessment of performance for the year.

Company Performance

When assessing corporate performance for 2010, the Committee considered:

•	Corporate earnings per the Company's financial plan;

•	Increases in the size of our fleet, which we believe will have a positive impact on future revenues and profits;

•	The impressive fleet utilization achieved by the Company in light of a substantial increase in the size of the fleet;

•	Enhancement of the Company's in-house capabilities with regard to fleet management and newbuilding oversight which have increased our efficiency;

•	Establishment of the Company's trading operation in Singapore which increased the Company's market intelligence;

•	Achievement of the Company's other strategic and commercial objectives;

•	Performance relative to similar seaborne transportation companies;

•	Performance relative to overall market conditions; and

•	The actions taken by management to position the Company for strong growth as the general economic conditions improve.

Individual Performance

To assess each executive's contribution to Company performance and achievements in his area of responsibility, the Committee considers the executive's:

•	Performance in light of the Company's current goals and objectives;

•	The nature and scope of the executive's responsibilities;

•	Level of communication with the Board of Directors;

•	Initiative, managerial ability and overall contributions to corporate performance; and

•	Contributions to initiatives that will deliver greater future value to shareholders.

The Committee also considers the scope and importance of the functions the executive performed or for which the executive was responsible.

Salary

In 2010, we maintained base salaries for each of our named executive officers at the same level as in 2009.

For 2011, the Committee has again determined to keep the base salaries of our Chief Executive Officer and our Chief Financial Officer at the same level as in 2010 and 2009. Following his promotion, the base salary of our President of Eagle Shipping International (USA) LLC was increased by $50,000 to $700,000 for 2011.

Incentive Compensation

In 2010, the Compensation Committee determined and approved, and after consideration the independent members of the Board ratified, the compensation for the Chief Executive Officer as follows: a cash annual incentive compensation of $5,450,000 and an equity award of 400,000 RSUs.  The amount of incentive compensation awarded in 2010 was based on the Committee's assessment of the Chief Executive Officer's performance in 2010, including his:

•	Contribution to the 2010 accomplishments of the Company;
•	Establishment of the Company's new trading operation based in Singapore;
•	Expanding world-class in house shipping management capabilities;
•	Contribution in building deep relationships with shipbuilders, bankers and charter operators;
•	Strategic guidance in a volatile dry bulk market; and
•	Effective management of chartering affairs.

With respect to the incentive compensation awarded to the other two named executive officers, the Compensation Committee considered the Chief Executive Officer's assessment of performance and compensation recommendations, the performance of the Company detailed above, and the individual contributions of each executive.

For the Chief Financial Officer, the Committee noted the executive's following contributions:

•	Maintaining responsibility for and oversight of the Company's accounting and financial functions;
•	Improving investor relations through personal visits and increasing communications with investors; and
•	Serving as the Company's main representative to our lenders.

In consideration of these accomplishments, the Compensation Committee determined and approved, and the independent directors of the Board ratified, a cash annual incentive compensation of $750,000 and an equity award of 30,000 RSUs.

For the President of Eagle Shipping International (USA) LLC, the Committee noted the executive's following contributions:

•	Built up in-house technical and operational management to supervise expanding fleet and reduce costs;
•	Managed on-time construction of twelve vessels with on-time milestones and improved quality;
•	Establishment of the Company's new trading operation based in Singapore; and
•	Initiated new chartering relationships with several new first class charterers.

In consideration of these accomplishments, the Compensation Committee determined and approved, and the independent directors of the Board ratified, a cash annual incentive compensation of $1,500,000 and an equity award of 85,000 RSUs.

Risk Assessment

The Compensation Committee believes that the Company's compensation objectives or policies do not create risks that are reasonably likely to have a material adverse effect on the Company.  Determinations regarding incentive compensation are based on a discretionary assessment of a variety of factors related to the performance of our Company and the contributions of each executive officer to that performance.  Incentive compensation awards are not tied to formulas based on short-term performance, and no one factor disproportionately affects incentive amounts, which diversifies the risk associated with any single indicator of performance. A significant portion of each executive's total compensation is delivered in the form of equity that vests over multiple years, thereby aligning the interests of our executive officers with those of our shareholders.  Compensation is determined by our Compensation Committee, which is comprised solely of independent members of our Board of Directors.

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), limits the deductibility of compensation to certain employees in excess of $1 million.  Because the Company believes that it currently qualifies for the exemption pursuant to Section 883 of the Code, pursuant to which it is not subject to United States federal income tax on its shipping income (which comprised substantially all of its gross revenues in 2010), it has not sought to structure its compensation arrangements to qualify for exemption under Section 162(m).

2010 SUMMARY COMPENSATION TABLE

  The following Summary Compensation Table sets forth the compensation of our executive officers, or the named executive officers, for the fiscal years ending on December 31, 2010, 2009 and 2008.

Officer	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation (including special cash incentive award) ($)(2)	Total ($)

Sophocles N. Zoullas	2010	$900,000		$5,450,000	$1,968,000	—	—	—	$29,867	$8,347,867
	2009	$900,000		$3,750,000	$3,911,400	—	—	—	$20,712	$8,582,112
	2008	$875,000		$4,000,000	$24,249,990	—	—	—	$6,663,333	$35,788,323

Alan S. Ginsberg	2010	$450,000		$750,000	$147,600	—	—	—	$9,800	$1,357,400
	2009	$450,000		$600,000	$295,200	—	—	—	—	$1,345,200
	2008	$275,282		$900,000	—	—	—	—	$269,794	$1,445,076

Alexis P. Zoullas	2010	$650,000		$1,500,000	$418,200	—	—	—	$9,800	$2,578,000
	2009	$650,000		$1,375,000	$516,600	—	—	—	—	$2,541,600
	2008	$203,958	(3)	$500,000	$2,940,600	—	—	—	$188,941	$3,833,499

(1)
The amounts shown in this column, in addition to the compensation expense of profits interest, if any, represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, "Compensation-Stock Compensation."  Estimates of forfeitures for service-based vesting are disregarded.  See notes to our audited financial statements included in our 2010 Annual Report on Form 10-K for the assumptions used.

(2)
Amounts shown in this column include Company matching contributions to the 401(k) Plan of $9,800 for each of the executives. Additionally, in accordance with the terms of his employment agreement, amounts shown for our Chief Executive Officer include the cost paid by the Company for his life insurance, in the amounts of $20,067, $20,712 and $20,000 for 2010, 2009 and 2008, respectively. In 2008 this amount includes the cash received with respect to "dividend equivalent rights" held. In 2008 this amount also includes the special cash incentive award of $4.0 million paid to the Company's Chief Executive Officer.

(3)
Starting August 19, 2008, Alexis P. Zoullas began serving as a Vice President of Eagle Shipping International (USA) LLC. With a base salary of $550,000, the prorated salary in 2008 was $203,958.  In 2010 Mr. A. Zoullas was promoted to President of Eagle Shipping International (USA) LLC.

  The material terms of our Chief Executive Officer's employment agreement are summarized below in the section entitled "Potential Payments Upon Termination or Change of Control." Other elements of the Summary Compensation Table are discussed in the Compensation Discussion & Analysis above.

2010 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to named executive officers during the fiscal year ended December 31, 2010:

		All Other Stock	All Other Option	Exercise or
		Awards: Number	Awards: Number of	Base Price of	Grant Date
	Grant	of Shares of Stock	Securities Underlying	Option Awards	Fair Value of
Name	Date	or of Units (#) (1)	Options (#)	($/Sh)	Stock Awards (2)

Sophocles N. Zoullas	12/22/2010	400,000	—	—	$1,968,000

Alan S. Ginsberg	12/22/2010	30,000	—	—	$147,600

Alexis P. Zoullas	12/22/2010	85,000	—	—	$418,200

(1)
On December 22, 2010, the Company granted, pursuant to the Eagle Bulk Shipping Inc. 2009 Equity Incentive Plan, an aggregate of 400,000 restricted stock units to our Chief Executive Officer, an aggregate of 30,000 to our Chief Financial Officer, and an aggregate of 85,000 restricted stock units to our President of Eagle Shipping International (USA) LLC.  Each of the restricted stock units granted to our named executives vest in three equal annual installments, commencing one year from the date of grant.

(2)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with ASC 718 for stock awards in 2010. For a discussion of assumptions used for purposes of the valuation see notes to our audited financial statements included in our 2010 Annual Report on Form 10-K.

See the Compensation Discussion & Analysis above regarding additional material terms of grants.

Outstanding Equity Awards at Fiscal Year End 2010

The following table summarizes the equity awards held by the named executive officers as of December 31, 2010:

		Option Awards (1)					Stock Awards (2) (3)
Name	Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Sophocles N. Zoullas	1/12/ 2007	225,000	(1)	—	$17.80	1/12/2017
	6/19/2008						499,999	(2)	$2,489,995
	12/22/2009						530,000	(3)	$2,639,400
	12/22/2010						400,000		$1,992,000

Alan S. Ginsberg	1/12/2007	90,000	(1)	—	$17.80	1/12/2017
	12/22/2009						40,000	(3)	$199,200
	12/22/2010						30,000	(3)	$149,400

Alexis P. Zoullas	5/23/2007	16,667	(1)	—	$21.88	5/23/2017
	8/19/2008						35,000	(3)	$174,300
	12/22/2009						70,000	(3)	$348,600
	12/22/2010						85,000	(3)	$423,300

(1)
On January 12, 2007, the Company granted our Chief Executive Officer options to purchase 225,000 shares of Company common stock and granted our Chief Financial Officer options to purchase 90,000 shares of Company common stock.  The option exercise price of $17.80 per share was equal to the fair market value per share on the grant date.  Each of the options granted to our Chief Executive Officer and Chief Financial Officer vest in three equal annual installments, commencing one year from the date of grant. On May 23, 2007, the Company granted Mr. A. Zoullas options to purchase 16,667 shares of Company common stock.  The options were granted to Mr. A. Zoullas in his capacity as a director. Each of the options granted vested immediately.

(2)
On June 19, 2008, the Company granted our Chief Executive Officer 833,333 restricted stock units of the Company, in consideration for the signing of a new five-year employment agreement.  Each of the restricted stock units granted to our Chief Executive Officer vest in five equal annual installments, commencing one year from the date of grant.

(3)
On August 19, 2008, the Company granted our President, Eagle Shipping International (USA) LLC 105,000 restricted stock units of the Company. On December 22, 2009, the Company granted our Chief Executive Officer 795,000 restricted stock units of the Company, granted our Chief Financial Officer 60,000 restricted stock units of the Company, and granted our President, Eagle Shipping International (USA) LLC 105,000 restricted stock units of the Company. On December 22, 2010, the Company granted our Chief Executive Officer 400,000 restricted stock units of the Company, granted our Chief Financial Officer 30,000 restricted stock units of the Company, and granted our President, Eagle Shipping International (USA) LLC 85,000 restricted stock units of the Company.  Each of the restricted stock units granted to our Chief Executive Officer, Chief Financial Officer and our President, Eagle Shipping International (USA) LLC, vest in three equal annual installments, commencing one year from the date of grant.

Option Exercises and Stock Vested for Fiscal 2010

The following table summarizes the stock awards held by the named executive officers that vested during fiscal year ended December 31, 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on vesting of shares ($)
Sophocles N. Zoullas	—	—	666,667	$3,281,268
Alan S. Ginsberg	—	—	36,078	$179,676
Alexis P. Zoullas	—	—	70,000	$344,050

Retirement Benefits

We provide retirement plan benefits, discussed in this section below, that we believe are customary in our industry. We provide them to remain competitive in retaining talent and attracting new talent to join us.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. Up to tax law limits, we provide a 100% match for the first 3% of salary and 50% for the next 2% of salary participant.

Pension Benefits

The Company does not provide pension benefits.

Nonqualified Deferred Compensation

The Company did not provide any nonqualified deferred compensation during the fiscal year ending December 31, 2010.

Potential Payments Upon Termination Or Change-In-Control

As discussed in detail below under the heading "Employment Agreement with Sophocles N. Zoullas," the Company entered into an employment agreement with our Chief Executive Officer.  It provides that if we terminate our Chief Executive Officer's employment without cause or if our Chief Executive Officer terminates employment for good reason, then he is entitled to receive a lump sum payment.

The named executive officers received in 2008 Dividend Equivalent Rights, which provide that if the executive is terminated for any reason the rights are forfeited.

The Company has granted to the named executive officers, pursuant to its 2005 Stock Incentive Plan and 2009 Equity Incentive Plan, restricted stock units of the Company that vest in equal annual installments.  The restricted stock units provide that (i) if the executive is terminated on death or disability the unvested restricted stock units will vest and be paid out, (ii) if within 24 months following a change of control the executive is terminated without cause or terminates for good reason then the unvested restricted stock units will vest and be paid out.

The restricted stock units also provide for a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to the executive, whether such payments arise with respect to accelerated vesting of the restricted stock units or under other plans or agreements.

The following tables show the potential payments upon termination or change of control to our Chief Executive Officer, our Chief Financial Officer, and our President, Eagle Shipping International (USA) LLC, determined as if such event took place on December 31, 2010.

Sophocles N. Zoullas	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason		Termination Without Cause or Quit for Good Reason Within 24 Months After Change of Control
Lump sum payment	X	X	X	$11,000,000	(1)	$24,082,727 (1)
Continuation of health/life benefits	X	X	X	$128,982		$193,472
Vesting of restricted stock units (2)	X	$7,121,395	X	$7,121,395		$7,121,395
4999 Gross-Up (3)	X	X	X	X		$7,582,727
Alan S. Ginsberg	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason		Termination Without Cause or Quit for Good Reason Within 24 Months After Change of Control
Vesting of restricted stock units (2)	X	$348,600	X	X		$348,600
4999 Gross-Up (4)	X	X	X	X		X
Alexis P. Zoullas	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason		Termination Without Cause or Quit for Good Reason Within 24 Months After Change of Control
Vesting of restricted stock units (2)	X	$946,200	X	X		$946,200
4999 Gross-Up (4)	X	X	X	X		X

(1)           The lump sum payment due to our Chief Executive Officer is:

(i) upon a termination without cause or quit for good reason, the aggregate of (A) our Chief Executive Officer's accrued but unpaid annual base salary and any accrued but unused vacation pay, (2) the Executive's reimbursable business expenses, (3) our Chief Executive Officer's annual incentive compensation and any special cash incentive award for the calendar year immediately preceding the calendar year in which the termination occurs if such annual incentive compensation or special cash incentive award has been determined or earned but not paid, and (4) the product of our Chief Executive Officer's two year average annual incentive compensation multiplied by a fraction, the numerator of which is the number of days in the year in which the termination occurs through the date of termination and the denominator of which is 365, and (B) the amount equal to the product of (x) two and (y) the sum of (I) our Chief Executive Officer's annual base salary and (II) our Chief

Executive Officer's two year average annual incentive compensation and any special cash incentive award; or (ii) upon a termination within two years following a change in control, the aggregate of (A) our Chief Executive Officer's accrued but unpaid annual base salary and any accrued but unused vacation pay, (2) the Executive's reimbursable business expenses, (3) our Chief Executive Officer's annual incentive compensation for the calendar year immediately preceding the calendar year in which the termination occurs if such annual incentive compensation has been determined or earned but not paid, and (4) the product of our Chief Executive Officer's two year average annual incentive compensation multiplied by a fraction, the numerator of which is the number of days in the year in which the termination occurs through the date of termination and the denominator of which is 365, and (B) the amount equal to the product of (x) three and (y) the sum of (I) our Chief Executive Officer's annual base salary and (II) our Chief Executive Officer's two year average annual incentive compensation and any special cash incentive award. The value of the lump sum payment is inclusive of the excise tax gross-up amount set forth in this table and described in Note (4) below.

(2)
As of December 31, 2010, our Chief Executive Officer held 1,429,999 unvested restricted stock units of the Company, granted our Chief Financial Officer held 70,000 unvested restricted stock units of the Company, and our President, Eagle Shipping International (USA) LLC an aggregate of 190,000 unvested restricted stock units of the Company. The restricted stock units provide that (i) if the executive is terminated on death or disability the unvested restricted stock units will vest and be paid out, (ii) if within 24 months following a change of control the executive is terminated without cause or terminates for good reason then the unvested restricted stock units will vest and be paid out.  The amount equals the number of unvested restricted stock units held by the executive times $4.98, which was the closing price per share of Company common stock on December 31, 2010.

(3)
The 4999 gross-up amount consists of the excise tax on the excess parachute amount under Section 4999 of the Code plus federal, state and local income tax, employment tax and excise tax on the gross-up.  The parachute includes the value of vesting of stock options and restricted stock units assuming a cashout on December 31, 2010, and includes the lump sum payment, see Note (1) above.  The following assumptions were used to calculate payments for the 4999 gross-up amount: (i) equity is valued based on closing price of Company stock on December 31, 2010 $4.98; (ii) parachute payments for stock options and restricted stock units were valued using Treasury Regulation Section 1.280G-1, Q&A 24(c); and (iii) a federal tax rate of 35%, NYS tax rate of 8.97% and NYC tax rate of 3.88% are assumed.

(4)	See Note (3) above for assumptions used to calculate parachute payments with respect to vesting of stock options and restricted stock units.

Employment Agreement with Sophocles N. Zoullas

On June 19, 2008, we entered into an amended employment agreement with an original term of five years with Sophocles N. Zoullas pursuant to which he serves as our Chief Executive Officer. Either our Chief Executive Officer or we may terminate the employment agreement for any reason on 30 days' written prior notice. We may also terminate our Chief Executive Officer's employment at any time for cause.

Pursuant to the employment agreement, our Chief Executive Officer receives a minimum base salary per year in the amount of $875,000 and received an initial equity grant of 833,333 restricted stock units. Our Chief Executive Officer is eligible to participate in a performance annual incentive compensation pool, for senior executives, as well as discretionary amounts determined by the Compensation Committee. Our Chief Executive Officer is

entitled to participate in the benefit plans and fringe benefits provided generally to similarly situated senior executives. The employment agreement also provides that we will provide our Chief Executive Officer with a life insurance policy during the term of the agreement with the amount and terms determined by mutual agreement.

In the event our Chief Executive Officer terminates his employment for other than good reason, our Chief Executive Officer is entitled to receive (i) his base salary and any unused vacation pay earned but unpaid up to the date of termination, (ii) reimbursement of any expenses for which he was due reimbursement, (iii) any annual incentive compensation actually earned for a completed year but unpaid as of the date of termination, and (iv) any annual incentive compensation earned for the uncompleted year, based upon his two year average annual incentive compensation (collectively, (i), (ii), (iii) and (iv) are referred to as the "Accrued Benefits").

In the event we terminate our Chief Executive Officer's employment without cause or our Chief Executive Officer terminates his employment for good reason, then in addition to the Accrued Benefits, our Chief Executive Officer is entitled to receive a lump sum payment in an amount equal to the product of (x) two and (y) the sum of (I) his annual base salary and (II) our Chief Executive Officer's two year average annual incentive compensation and any special cash incentive award. Following a change of control, our Chief Executive Officer may be entitled to an enhanced "double trigger" severance payment. In the event that we terminate our Chief Executive Officer's employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control, the lump sum payment is in an amount equal to the product of (x) three and (y) the sum of (I) our Chief Executive Officer's annual base salary and (II) our Chief Executive Officer's two year average annual incentive compensation and any special cash incentive award. In addition, we will continue his health insurance (for our Chief Executive Officer and his dependents) during for two years (or three years if we terminate our Chief Executive Officer's employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control). Our Chief Executive Officer does not receive a lump sum payment in the event he is terminated for cause, which we may do at any time such cause exists. In the event that his employment is terminated for cause, we are only obligated to provide our Chief Executive Officer with the Accrued Benefits.  If our Chief Executive Officer dies or becomes disabled while employed by us, all of his rights under the employment agreement terminate except that (i) we are required to pay our Chief Executive Officer his Accrued Benefits, (ii) any stock options or stock appreciation rights shall become fully exercisable and shall remain exercisable for a period of 12 months after the termination of employment due to such death or disability (or until the earlier original expiration date of such options or stock appreciation rights), and (iii) any restricted stock or restricted stock units shall become fully vested.

The employment agreement provides for a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to the executive, whether such payments arise with respect to accelerated vesting of the restricted stock units or under other plans or agreements.

2010 DIRECTOR COMPENSATION TABLE

The following Director Compensation Table sets forth the compensation of our Directors (who are not executive officers of the Company) for the fiscal year ending on December 31, 2010.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-equity incentive plan compensation($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph M. Cianciolo (3)	$333,500	—	$149,259	—	—	—	$482,759
David B. Hiley	$187,000	—	$149,259	—	—	—	$336,259
Douglas P. Haensel (4)	$281,000	—	$149,259	—	—	—	$430,259
Jon Tomasson (5)	$326,000	—	$149,259	—	—	—	$475,259
Thomas B. Winmill (6)	$112,000	—	$114,403	—	—	—	$226,403
Forrest E. Wylie (6)	$80,299	—	—	—	—	—	$80,299

(1)	Represents, for each non-employee Director, a cash retainer of $95,000, a payment of $3,000 for attendance at each board meeting and a payment of $2,500 for attendance at each committee meeting.

(2)
The amounts shown in this column represent the aggregate grant date fair value of stock options granted in 2010 computed in accordance with FASB ASC Topic 718, "Stock Compensation". The stock options consist of 50,000 options per non-employee Director to purchase shares of the Company's Common Stock, which vested on the grant date.  See notes to our audited financial statements included in our 2010 Annual Report on Form 10-K for the assumptions used.

(3)	Includes a cash retainer of $30,000 for serving as chairman of the Audit Committee and $65,000 for serving on the Conflicts Committee.

(4)	Includes a cash retainer of $20,000 for serving as chairman of the Nominating and Governance Committee and $65,000 for serving on the Conflicts Committee.

(5)	Includes a cash retainer of $25,000 for serving as chairman of the Compensation Committee and $65,000 for serving on the Conflicts Committee.

(6)	Mr. Winmill was elected at our Annual General Meeting of Shareholders on May 20, 2010 to replace Mr. Wylie, who had determined not to stand for re-election.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company or any of the Company's subsidiaries, or had any relationship requiring disclosure under SEC regulations.  None of the Company's Compensation Committee members or executive officers has served on the board of directors or on the compensation committee of any other entity whose executive officers served on our Board of Directors or on our Compensation Committee.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership the Company's voting Common Stock as of October 11, 2011 of:

•	each person, group or entity known to the Company to beneficially own more than 5% of our stock;

•	each of our Directors;

•	each of our Named Executive Officers; and

•	all of our Directors and executive officers as a group.

As of the October 7, 2011 record date, a total of 62,663,821 shares of Common Stock were outstanding and entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on matters on which common shareholders are eligible to vote.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of that security, or "investment power," which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock
	Shares Beneficially Owned (1)
Name	Number	Percentage
Sophocles N. Zoullas (2)	1,262,558	2.01%
Alan S. Ginsberg (3)	158,221	*
Joseph M. Cianciolo (4)	172,230	*
David B. Hiley (5)	167,896	*
Douglas P. Haensel (6)	166,230	*
Jon Tomasson (7)	166,230	*
Thomas B. Winmill (8)	100,000	*
Alexis P. Zoullas (9)	98,731	*
Directors and Executive Officers as
a group (8 persons)	2,292,096	3.66%
Oaktree Value Opportunities Fund
Holdings, L.P. (10)	4,900,000	7.82%
Dimensional Fund Advisors, Inc. (10)	4,627,277	7.38%
BlackRock, Inc. (10)	3,193,118	5.10%

____________________
* Percentage less than 1% of class.

(1)
Shares subject to options that are exercisable presently or within 60 days are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(2)
Mr. Sophocles N. Zoullas's beneficial ownership represents 1,037,558 shares of our Common Stock and options that are exercisable to purchase 225,000 shares of our Common Stock granted under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan.

(3)
Mr. Ginsberg's beneficial ownership represents 68,221 shares of our Common Stock and options that are exercisable to purchase 90,000 shares of our Common Stock granted under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan.

(4)
Mr. Cianciolo's beneficial ownership represents 5,000 shares granted as restricted stock awards under the 2005 Stock Incentive Plan and options to purchase 166,230 shares of our Common Stock granted under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan, all 166,230 of which are currently exercisable.  Mr. Cianciolo may also be deemed to be the beneficial owner of 1,000 shares of our Common Stock purchased in the open market.

(5)
Mr. Hiley's beneficial ownership represents 5,000 shares granted as restricted stock awards under the 2005 Stock Incentive Plan and options to purchase 162,896 shares of our Common Stock granted under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan, all 162,896 of which are currently exercisable.

(6)
Mr. Haensel's beneficial ownership represents 5,000 shares granted as restricted stock awards under the 2005 Stock Incentive Plan and options to purchase 161,230 shares of our Common Stock granted under the Stock Incentive Plans, all 161,230 of which are currently exercisable.

(7)
Mr. Tomasson's beneficial ownership represents 5,000 shares granted as restricted stock awards under the 2005 Stock Incentive Plan and options to purchase 161,230 shares of our Common Stock granted under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan, all 161,230 of which are currently exercisable.

(8)	Mr. Winmill's beneficial ownership represents options to purchase 100,000 shares of our Common Stock granted under the 2009 Stock Incentive Plan, all 100,000 of which are currently exercisable.

(9)
Mr. Alexis P. Zoullas's beneficial ownership represents 82,064 shares granted as restricted stock awards under the 2005 Stock Incentive Plan and the 2009 Equity Incentive Plan and options to purchase 16,667 shares of our Common Stock granted under the 2005 Stock Incentive Plan, all 16,667 of which are currently exercisable.

(10)	The beneficial ownership is based on latest available filing on Schedule 13G made or other relevant filings made with the U.S. Securities and Exchange Commission.

SHAREHOLDER PROPOSALS FOR THE
2012 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company's 2012 Annual General Meeting of Shareholders must deliver the proposal to the Secretary of the Company not later than December 7, 2011. Only those proposals that comply with Eagle Bulk Shipping's Amended and Restated By-Laws and the requirements of Rule 14a-8 of the Exchange Act of 1934, as amended, will be included in the Company's proxy statement for the 2012 Annual General Meeting of Shareholders.

Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the Company's amended and restated by-laws which have been filed as Exhibit 3.2 to our registration statement on Form S-1 (as amended on June 22, 2005) and are available in print upon request from the Secretary. Our Amended and Restated By-Laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year's annual meeting of shareholders. The by-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized Board of Directors committee) or by a shareholder of record entitled to vote who sends notice to the Secretary not fewer than 90 nor more than 120 days before the anniversary date of the previous year's annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the Company's by-laws. To be eligible for consideration at the 2012 Annual General Meeting of Shareholders, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the Secretary between January 17, 2012 and February 17, 2012. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting.

All submissions to, or requests from, the Secretary should be made to: Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company's executive officers and Directors and persons who own more than 10% of a registered class of Eagle Bulk Shipping's equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company's Common Stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2010 its executive officers and Directors complied with the Section 16(a) requirements.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single copy of our proxy materials to those shareholders. This process, which is referred to as "householding," potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

The Company and some brokers utilize the householding process for proxy materials. Accordingly, only one copy of this proxy statement is being sent to shareholders who share a single address, unless we received contrary instructions from any shareholder at that address.  Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in "street name," additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement, or would like to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies of our proxy materials at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500.

OTHER MATTERS

Under the Company's Amended and Stated By-laws, only such business specified in the Notice of Special Meeting of Shareholders (or any supplement thereto) shall be conducted at the Special Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: October 12, 2011

Appendix A

FORM OF
ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
EAGLE BULK SHIPPING INC.
PURSUANT TO SECTION 90 OF
THE MARSHALL ISLANDS BUSINESS CORPORATIONS ACT

I, Sophocles N. Zoullas, as the Chief Executive Officer of Eagle Bulk Shipping Inc., a corporation incorporated under the laws of the Republic of the Marshall Islands (the "Corporation"), for the purpose of amending the Amended and Restated Articles of Incorporation of said Corporation pursuant to Section 90 of the Business Corporations Act, as amended, hereby certify:

1.	The name of the Corporation is: Eagle Bulk Shipping Inc.

2.	The Articles of Incorporation were filed with the Registrar of Corporations as of the 23rd day of March 2005.

3.	The Amended and Restated Articles of Incorporation were filed with the Registrar of Corporations as of the 5th of June 2005.

4.	Article FOURTH of the Amended and Restated Articles of Incorporation is hereby amended by adding the following paragraph:

"Reverse Stock Split. Effective as of [            ], Eastern Standard Time on the first business day after date these Articles of Amendment are filed with the Registrar of Corporations of the Republic of the Marshall Islands (the "Effective Date"), the Corporation shall effect a one-for-[Insert a number between three and ten inclusive, to be determined at the discretion of the Board of Directors] reverse stock split as to its issued and outstanding common stock, pursuant to which each [Insert a number between three and ten, to be determined at the discretion of the Board of Directors] shares of the Corporation's common stock, par value $0.01 per share, issued and outstanding or held by the Corporation as treasury stock shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of common stock, par value $0.01 per share, of the Corporation.  No fractional shares shall be issued and, in lieu thereof, holders shall receive a cash payment in an amount equal to the fraction to which the holder would otherwise be entitled multiplied by the closing price of the Corporation's common stock on the NASDAQ Global Select Market on the last trading day prior to the Effective Date, as adjusted for the reverse stock split as appropriate or, if such price is not available, a price determined by the Corporation's Board of Directors.  As a result of the reverse stock split, the number of issued and outstanding shares of the Corporation's common stock, par value $0.01 per share, shall decrease from [            ], shares to [            ],  shares, as adjusted for the cancellation of fractional shares.  The reverse stock split shall not change the number of registered shares of common stock the Company is authorized to issue or the par value of the common stock. The stated capital of the Company shall be reduced from $[            ] to $[            ], as adjusted for the cancellation of the fractional shares and the amount of $[            ], as adjusted for the cancellation of fractional shares, shall be allocated to surplus."

5.	All of the other provisions of the Amended and Restated Articles of Incorporation shall remain unchanged.

A-1

6.
This amendment to the Amended and Restated Articles of Incorporation was authorized by vote of the holders of a majority of all outstanding shares of the Corporation with a right to vote thereon at the special meeting of shareholders of the Corporation held on November 17, 2011.

IN WITNESS WHEREOF, I have executed this Amendment to the Amended and Restated Articles of Incorporation on this [    ] day of [      ], [     ].

_______________________________
Name: Sophocles N. Zoullas
Title:   Chief Executive Officer

A-2

Appendix B

EAGLE BULK SHIPPING INC.
2011 EQUITY INCENTIVE PLAN

ARTICLE I.
General

1.1.         Purpose

The Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan (the "Plan") is designed to provide certain Key Persons (as defined below), whose initiative and efforts are deemed to be important to the successful conduct of the business of Eagle Bulk Shipping Inc. (the "Company"), with incentives to (a) enter into and remain in the service of the Company or its Subsidiaries (as defined below), (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2.         Administration

(a)           Administration.  The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board"), or such other committee of the Board as may be designated by the Board to administer the Plan (the "Administrator"); provided that (i) the Administrator shall be composed solely of two or more directors who are "outside" directors for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) in the event the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Administrator shall be composed of two or more directors, each of whom is a "Non-Employee Director" (a "Non-Employee Director") under Rule 16b-3 (as promulgated and interpreted by the Securities and Exchange Commission (the "SEC") under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time ("Rule 16b-3)), and (iii) the Administrator shall be composed solely of two or more directors who are "independent directors" under the rules of any stock exchange on which the Company's Common Stock (as defined below) is traded; provided further, however, that, (A) the requirements in the preceding clauses (i) and (ii) shall, in each case, apply only when required to exempt an Award (as defined below) intended to qualify for an exemption under the applicable provisions referenced therein, (B) the requirement in the preceding clause (iii) shall apply only when required pursuant to the applicable rules of the applicable stock exchange and (C) if at any time the Administrator is not so composed as required by the preceding provisions of this sentence, that fact will not invalidate any grant made, or action taken, by the Administrator hereunder that otherwise satisfies the terms of the Plan.  Subject to the terms of the Plan, applicable law and the applicable rules and regulations of any stock exchange on which the Common Stock is listed for trading, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have the full power and authority to: (1) designate the Persons (as defined below) to receive Awards under the Plan; (2) determine the types of Awards granted to a participant under the Plan and designate those Awards which shall constitute Performance Compensation Awards (as defined below); (3) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards; (4) determine the terms and conditions of any Awards; (5) determine whether, and to what extent, and under what circumstances, Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or cancelled, forfeited or suspended, and the methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (6) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred, either automatically or at the election of the holder thereof or the Administrator; (7) construe, interpret and implement the Plan and any Award Agreement (as defined below); (8) prescribe, amend, rescind or waive rules and regulations relating to the Plan, including rules governing its operation, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (9)  establish and administer Performance Goals (as defined below) and certify whether, and to what extent, they have been attained; (10) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement; and (11) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon all Persons.

(b)           General Right of Delegation.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or any charter, by-laws or other agreement governing the Administrator, the Administrator may delegate all or any part of its responsibilities to any Person or Persons selected by it; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the 1934 Act, (ii) any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any of its Subsidiaries who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, or (iii) officers of the Company (or directors of the Company) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, applicable securities laws (including, without limitation, Rule 16b-3, to the extent applicable), and the rules of any applicable stock exchange.  Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegate.  At all times, the delegatee appointed under this Section 1.2(b) shall serve in such capacity at the pleasure of the Administrator.

(c)           Indemnification.  No member of the Board, the Administrator or any officer or employee of the Company or any of its Subsidiaries or Affiliates (each such Person, a "Covered Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder.  Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice.  The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Articles of Incorporation or Bylaws (in each case, as amended and/or restated).  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Articles of Incorporation or Bylaws (in each case, as amended and/or restated), as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Persons or hold them harmless.

(d)           Delegation of Authority to Senior Officers.  The Administrator may, in accordance with and subject to the terms of Section 1.2(b), delegate, on such terms and conditions as it determines, to one or more senior officers of the Company the authority to make grants of Awards to Key Persons who are employees of the Company and its Subsidiaries (including any such prospective employee) or consultants of the Company and its Subsidiaries.

(e)           Awards to Non-Employee Directors.  Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards.  In any such case, the Board shall have all the authority and responsibility granted to the Administrator herein with respect to such Awards.

1.3.          Persons Eligible for Awards

The Persons eligible to receive Awards under the Plan are those officers, directors, and employees (including any prospective officer or employee) and consultants of the Company and its Subsidiaries (collectively, "Key Persons") as the Administrator shall select.

1.4.          Types of Awards

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) dividend equivalents, (g) unrestricted stock, (h) other equity-based or equity-related Awards and (i) performance compensation awards that the Administrator determines are consistent with the purposes of the Plan and the interests of the Company, all as more fully set forth in the Plan.  The term "Award" means any of the foregoing that are granted under the Plan.  No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted under the Plan to a Person who is not eligible to receive an incentive stock option under the Code.

1.5.          Shares Available for Awards; Adjustments for Changes in Capitalization

(a)           Maximum Number.  Subject to adjustment as provided in Section 1.5(c), the aggregate number of shares of common stock of the Company, par value $0.01 ("Common Stock"), with respect to which Awards may at any time be granted under the Plan shall be 5.9 million.  The following shares of Common Stock shall again become available for Awards under the Plan: (i) any shares that are subject to an Award under the Plan and that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; (ii) any shares of restricted stock forfeited pursuant to the Plan or the applicable Award Agreement; provided that any dividend equivalent rights with respect to such shares that have not theretofore been directly remitted to the grantee are also forfeited; and (iii) any shares in respect of which an Award is settled for cash without the delivery of shares to the grantee.  Any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available to be delivered pursuant to Awards under the Plan.

(b)           Source of Shares.  Shares issued pursuant to the Plan may be authorized but unissued Common Stock or treasury shares.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)           Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, including with respect to individual limitations in Sections 1.5(d) and 2.11.

(ii)      The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price (as defined below) with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value (as defined below) of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); provided, however, in each case that with respect to Awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b) of the Code or any successor provision thereto; and, provided further, however, that with respect to options and stock appreciation rights, unless otherwise determined by the Administrator, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code.

(iii)           In the event of (A) a dissolution or liquidation of the Company, (B) a sale of all or substantially all the Company's assets or (C) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries, the Administrator shall have the power to:

(1)  provide that outstanding options, stock appreciation rights,  restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a parent corporation or subsidiary corporation;

(2)  cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate Exercise Price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(3)  notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

(iv)           In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in the preceding provisions of this Section 1.5(c):

(A)           The number and type of securities or other property subject to each outstanding Award and the Exercise Price or grant price thereof, if applicable, shall be equitably adjusted;

(B)           The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)).  The adjustments provided under this Section 1.5(c)(iv) shall be nondiscretionary and shall be final and binding on the affected participant and the Company.

(v)      Notwithstanding anything to the contrary in this Plan, no adjustments shall be made:

(A)           pursuant to Sections 1.5(c)(iv), or any other provision in this Section 1.5 or any other provision of the Plan, with respect to the number of shares subject to then outstanding Awards or to which then outstanding Awards relate, or to the aggregate number of shares with respect to which Awards may at any time be granted (in the aggregate or to any individual) under the Plan (including, but not limited to, the limitations set forth in Sections 1.5(a) and 1.5(d)), and

(B)           to the maximum Performance Compensation Awards limitations set forth in Section 2.11(f)(vi)

as a result of any reverse stock split approved by the Company's shareholders at the Special Meeting of Shareholders of the Company to be held on November 17, 2011 (the "Special Shareholder-Approved Adjustment").

(d)           Individual Limit.  Except for the limits set forth in this Section 1.5(d) and Section 2.11(f)(vi), as applicable, no provision of this Plan shall be deemed to limit the number or value of shares of Common Stock with respect to which the Administrator may make Awards to any Key Person.  Subject to adjustment as provided in Section 1.5(c), (i) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 2.95 million, (ii) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 2.95 million, and (iii) the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan to any one employee of the Company or a "parent corporation" or "subsidiary corporation" (as such terms are defined in Section 424 of the Code) of the Company during any one calendar year shall not exceed 2.95 million; provided, however, that notwithstanding the foregoing, the provisions of the preceding clauses (i) and (ii) shall not apply unless the Administrator determines that compliance with Section 162(m) of the Code is necessary.

1.6.          Definitions of Certain Terms

(a)           "Affiliate" shall mean, with respect to any Person, any other Person (directly or indirectly) controlling, controlled by or under common control with such Person or any other Person designated by the Administrator in which any Person has an interest.

(b)           "Equity Restructuring" shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, reverse stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.

(c)           "Exercise Price" shall mean (i) in the case of options, the price specified in the applicable Award Agreement as the price-per-share at which such share can be purchased pursuant to the option or (ii) in the case of stock appreciation rights, the price specified in the applicable Award Agreement as the reference price-per-share used to calculate the amount payable to the grantee.

(d)           The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the Nasdaq Stock Market, or such other primary stock exchange upon which shares are then listed, as reported for such day in The Wall Street Journal (or, if not reported in The Wall Street Journal, such other reliable source as the Administrator may determine), or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day.  Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator.  The "Fair Market Value" of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(e)           Unless otherwise set forth in the applicable Award Agreement, in connection with a termination of employment or consultancy relationship or a dismissal from Board membership, for purposes of the Plan, the term "for Cause" shall be defined as follows:

(i)      if there is an employment, severance, consulting, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, that contains a definition of "cause" (or similar phrase), for purposes of the Plan, the term "for Cause" shall mean those acts or omissions that would constitute "cause" under such agreement; or

(ii)      if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term "for Cause" shall mean any of the following:

(A)         any failure by the grantee substantially to perform the grantee's employment or consulting or Board membership duties;

(B)         any excessive unauthorized absenteeism by the grantee;

(C)         any refusal by the grantee to obey the lawful orders of the Board or any other Person to whom the grantee reports;

(D)         any act or omission by the grantee that is or may be injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(E)         any act by the grantee that is inconsistent with the best interests of the Company or any of its Affiliates;

(F)         the grantee's gross negligence that is injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(G)         the grantee's material violation of any of the Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(H)         the grantee's material breach of his or her employment or service contract with the Company or any of its Affiliates;

(I)         the grantee's unauthorized (1) removal from the premises of the Company or any of its Affiliates of any document (in any medium or form) relating to the Company or any of its Affiliates or the customers or clients of the Company or any of its Affiliates or (2) disclosure to any Person of any of the Company's, or any of its Affiliates', confidential or proprietary information;

(J)         the grantee's being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and

(K)         the grantee's commission of any act involving dishonesty or fraud.

Any rights the Company or any of its Affiliates may have under the Plan in respect of the events giving rise to a termination or dismissal "for Cause" shall be in addition to any other rights the Company or any of its Affiliates may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee's employment, consultancy relationship or Board membership is (or is deemed to have been) terminated "for Cause" shall be made by the Administrator.  If, subsequent to a grantee's voluntary termination of employment or consultancy relationship or voluntarily resignation from the Board or involuntary termination of employment or consultancy relationship without Cause or removal from the Board without Cause, it is discovered that the grantee's employment or consultancy relationship or Board membership could have been terminated "for Cause", the Administrator may deem such grantee's employment or consultancy relationship or Board membership to have been terminated "for Cause" upon such discovery and determination by the Administrator.

(f)            The term "incentive stock option" shall mean an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any option that is not specifically designated as an incentive stock option in the applicable Award Agreement shall under no circumstances be considered an incentive stock option.  Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

(g)           Unless otherwise set forth in the applicable Award Agreement, "Disability" shall mean the grantee's being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the grantee's, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the grantee's employer.  The existence of a Disability shall be determined by the Administrator.

(h)           "Performance Compensation Award" shall mean any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 2.11 of the Plan.

(i)            "Performance Criteria" shall mean the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(j)            "Performance Formula" shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Plan participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(k)           "Performance Goal" shall mean, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria.

(l)            "Performance Period" shall mean the one or more periods of time as the Administrator may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Plan participant's right to and the payment of a Performance Compensation Award.

(m)          Reserved.

(n)           "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(o)           "Repricing" shall mean (i) lowering the Exercise Price of an option or a stock appreciation right after it has been granted, (ii) the cancellation of an option or a stock appreciation right in exchange for cash or another Award when the Exercise Price exceeds the Fair Market Value of the underlying shares subject to the Award and (iii) any other action with respect to an option or a stock appreciation right that is treated as a repricing under (A) generally accepted accounting principles or (B) any applicable stock exchange rules.

(p)           "Subsidiary" shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.

ARTICLE II.
Awards Under The Plan

2.1.          Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written certificate ("Award Agreement"), which shall contain such provisions as the Administrator may deem necessary or desirable and which may, but need not, require execution or acknowledgment by a grantee.  The Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2.          Grant of Stock Options and Stock Appreciation Rights

(a)           Stock Option Grants.  The Administrator may grant stock options ("options") to purchase shares of Common Stock from the Company to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The Administrator shall determine whether the option will be an incentive stock option or a nonqualified stock option for purposes of the Code.  Incentive stock options may be granted to employees of the Company and any "parent corporation" or "subsidiary corporation" (as such terms are defined in Section 424 of the Code) of the Company.  In the case of incentive stock options, the terms and conditions of such Awards shall be subject to such applicable rules as may be prescribed by Sections 421, 422 and 424 of the Code and any regulations related thereto, as may be amended from time to time.  If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option for purposes of Section 422 of the Code, then, to the extent of such non-qualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the Plan; provided that such option (or portion thereof) otherwise complies with the Plan's requirements relating to non-qualified stock options.  It shall be the intent of the Administrator to not grant an Award in the form of stock options to any Key Person who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as "service recipient stock" for purposes of Section 409A.  Furthermore, it shall be the intent of the Administrator, in granting options to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, as applicable.

(b)           Stock Appreciation Right Grants; Types of Stock Appreciation Rights.  The Administrator may grant stock appreciation rights to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The terms of a stock appreciation right may provide that it shall be automatically exercised for a payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  It shall be the intent of the Administrator to not grant an Award in the form of stock appreciation rights to any Key Person (i) who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as "service recipient stock" for purposes of Section 409A or (ii) if such Award would create adverse tax consequences for such Key Person under Section 457A of the Code.  Furthermore, it shall be the intent of the Administrator, in granting stock appreciation rights to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, to the extent applicable.

(c)           Nature of Stock Appreciation Rights.  The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Exercise Price of the stock appreciation right, multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised.  Each Award Agreement with respect to a stock appreciation right shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of a stock appreciation right shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (A) the Fair Market Value of a share of Common Stock on the date of grant and (B) the par value of a share of Common Stock.  Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or any combination of both, all as the Administrator shall determine.  Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised.  Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)           Option Exercise Price.  Each Award Agreement with respect to an option shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of an option shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant and (ii) the par value of a share of Common Stock.

2.3.          Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II and the Plan, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

(a)           Timing and Extent of Exercise.  Options and stock appreciation rights shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the corresponding Award Agreement, but in no event shall any portion of such Award be exercisable subsequent to the tenth anniversary of the date on which such Award was granted.  Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable.

(b)           Notice of Exercise.  An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "Exchange Agent"), on such form and in such manner as the Administrator shall prescribe.

(c)           Payment of Exercise Price.  Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased.  Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for the full option Exercise Price; (ii) with the consent of the Administrator, which consent shall be given or withheld in the sole discretion of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option Exercise Price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for any remaining portion of the full option Exercise Price; or (iii) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the Exchange Agent), or by any combination of the foregoing payment methods.

(d)           Delivery of Certificates Upon Exercise.  Subject to Sections 3.2, 3.4 and 3.13, promptly after receiving payment of the full option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which the Administrator determines payment will be made partly or entirely in shares, the Company or its Exchange Agent shall (i) deliver to the grantee, or to such other Person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised or, in the case of stock appreciation rights, for which the Administrator determines will be made in shares or (ii) establish an account evidencing ownership of the stock in uncertificated form.  If the method of payment employed upon an option exercise so requires, and if applicable law permits, an optionee may direct the Company or its Exchange Agent, as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

(e)           No Stockholder Rights.  No grantee of an option or stock appreciation right (or other Person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such Person for such shares.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4.          Termination of Employment/Service; Death Subsequent to a Termination of Employment/Service

(a)           General Rule.  Except to the extent otherwise provided in paragraphs (b), (c), (d), (e) or (f) of this Section 2.4 or Section 3.5(b)(iii), a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the Award on the date of termination of employment or consultancy relationship or dismissal from the Board, as applicable; and (ii) exercise must occur within three months after termination of employment or consultancy relationship or dismissal from the Board but in no event after the original expiration date of the Award; it being understood that then outstanding options and stock appreciation rights shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries.

(b)           Dismissal "for Cause".  If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board, in either case "for Cause", all options and stock appreciation rights not theretofore exercised shall immediately terminate upon such termination of employment or consultancy relationship or dismissal from the Board.

(c)           Retirement.  If a grantee incurs a termination of employment with the Company and its Subsidiaries as the result of his or her retirement (as defined below), then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such retirement, remain exercisable for a period of three years after such retirement; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.  For purposes of the Plan, unless otherwise set forth in the applicable Award Agreement, "retirement" shall mean a grantee's resignation of employment with the Company and its Subsidiaries, with the Company's or its applicable Subsidiary's prior consent, on or after (i) his or her 65th birthday, (ii) the date on which he or she has attained age 60 and completed at least five years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate) or (iii) if approved by the Administrator, on or after his or her having completed at least 20 years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate).

(d)           Disability.  If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or a dismissal from the Board by reason of a Disability, then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such termination, remain exercisable for a period of one year after such termination; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.

(e)           Death.

(i)      Termination of Employment/Service as a Result of Grantee's Death.  If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or leaves the Board as the result of his or her death, then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such death, remain exercisable for a period of one year after such death; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.

    (ii)     Restrictions on Exercise Following Death.  Any such exercise of an Award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee's will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition.  If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee.

(f)           Administrator Discretion.  The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.4, it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee's death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding options or stock appreciation rights.

2.5.          Transferability of Options and Stock Appreciation Rights

Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing an option or stock appreciation right, during the lifetime of a grantee, each such Award granted to a grantee shall be exercisable only by the grantee, and no such Award may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution.  The Administrator may, in any applicable Award Agreement evidencing an option or stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights to (a) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) other parties approved by the Administrator.  Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.6.          Grant of Restricted Stock

(a)           Restricted Stock Grants.  The Administrator may grant restricted shares of Common Stock to such Key Persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan.  A grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee accepts the Award within such period as the Administrator shall specify by accepting delivery of a restricted stock Award Agreement in such form as the Administrator shall determine.

(b)           Issuance of Stock Certificate.  Promptly after a grantee accepts a restricted stock Award in accordance with Section 2.6(a), subject to Sections 3.2, 3.4 and 3.13, the Company or its Exchange Agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the Award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificates, or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provisions described in the Plan (including paragraphs (d) and (e) of this Section 2.6); (ii) in the Administrator's sole discretion, a requirement, as set forth in the Award Agreement, that any dividends paid on such shares shall be held in escrow and, unless otherwise determined by the Administrator, shall remain forfeitable until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

(c)           Custody of Stock Certificate.  Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company (or such other custodian as may be designated by the Administrator) until such shares are free of any restrictions specified in the applicable Award Agreement.  The Administrator may direct that such stock certificates bear a legend setting forth the applicable restrictions on transferability.

(d)           Nontransferability.  Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the lapsing of all restrictions thereon, except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)           Consequence of Termination of Employment/Service.  Unless otherwise set forth in the applicable Award Agreement, (i) a grantee's termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death or Disability shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment or consultancy relationship or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board as the result of his or her death or Disability, all shares of restricted stock that have not yet vested as of the date of such termination or departure from the Board shall immediately vest as of such date; it being understood that then outstanding restricted stock Awards shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries.  Unless otherwise determined by the Administrator, all dividends paid on shares forfeited under this Section 2.6(e) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise.  The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.6(e) , it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee's death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock Awards.

2.7.         Grant of Restricted Stock Units

(a)           Restricted Stock Unit Grants.  The Administrator may grant restricted stock units to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, conditioned upon the occurrence of such vesting event as shall be determined by the Administrator and specified in the Award Agreement, the number of such grantee's restricted stock units that vest upon the occurrence of such vesting event multiplied by the Fair Market Value of a share of Common Stock on the date of vesting.  Payment upon vesting of a restricted stock unit shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of vesting) or both, all as the Administrator shall determine, and such payments shall be made to the grantee at such time as provided in the Award Agreement, which the Administrator shall intend to be (i) if Section 409A of the Code is applicable to the grantee, within the period required by Section 409A such that it qualifies as a "short-term deferral" pursuant to Section 409A and the Treasury Regulations issued thereunder, unless the Administrator shall provide for deferral of the Award intended to comply with Section 409A, (ii) if Section 457A of the Code is applicable to the grantee, within the period required by Section 457A(d)(3)(B) such that it qualifies for the exemption thereunder, or (iii) if Sections 409A and 457A of the Code are not applicable to the grantee, at such time as determined by the Administrator.

(b)           Dividend Equivalents.  The Administrator may include in any Award Agreement with respect to a restricted stock unit a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unvested, and/or, if payment of the vested Award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying such Award if such shares were then outstanding.  In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be (i) paid to the holder of the Award, as specified in the Award Agreement, either (A) at the same time as the underlying dividends are paid, regardless of the fact that the restricted stock unit has not theretofore vested, (B) at the time at which the Award's vesting event occurs, conditioned upon the occurrence of the vesting event, (C) once the Award has vested, at the same time as the underlying dividends are paid, regardless of the fact that payment of the vested restricted stock unit has been deferred, and/or (D) at the time at which the corresponding vested restricted stock units are paid, (ii) made in cash, shares of Common Stock or other property and (iii) subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and as shall be set forth in the Award Agreement.

(c)           Consequence of Termination of Employment/Service.  Unless otherwise set forth in the applicable Award Agreement, (i) a grantee's termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death or Disability shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board as the result of his or her death or Disability, all restricted stock units that have not yet vested as of the date of such termination or departure from the Board shall immediately vest as of such date; it being understood that then outstanding restricted stock units shall not be affected by a change of employment or consultancy relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries.  Unless otherwise determined by the Administrator, any dividend equivalent rights on any restricted stock units forfeited under this Section 2.7(c) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise.  The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.7(c), it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee's death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock units.

(d)           No Stockholder Rights.  No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both), which issuance shall be subject to Sections 3.2, 3.4 and 3.13.  Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued.

(e)           Transferability of Restricted Stock Units.  Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing a restricted stock unit, no restricted stock unit granted under the Plan may be sold, assigned, transfered, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution.  The Administrator may, in any applicable Award Agreement evidencing a restricted stock unit, permit a grantee to transfer all or some of the restricted stock units to (i) the grantee's Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) other parties approved by the Administrator.  Following any such transfer, any transferred restricted stock units shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.8.          Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such Key Persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine.  Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9.         Other Stock-Based Awards

Subject to the provisions of the Plan (including, without limitation, Section 3.16), the Administrator shall have the sole and complete authority to grant to Key Persons other equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Administrator shall determine; provided that any such Awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3.

2.10.       Dividend Equivalents

Subject to the provisions of the Plan (including, without limitation, Section 3.16), in the discretion of the Administrator, an Award, other than an option or stock appreciation right, may provide the Award recipient with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the Award recipient, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares, restricted shares or other Awards.

2.11.       Performance Compensation Awards

(a)           General.  The Administrator shall have the authority, at the time of grant of any Award, to designate such Award (other than options and stock appreciation rights) as a Performance Compensation Award in order to qualify such Award as "qualified performance-based compensation" under Section 162(m) of the Code.  Options and stock appreciation rights granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 2.11.

(b)           Eligibility.  The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Key Persons will be eligible to receive Performance Compensation Awards in respect of such Performance Period.  However, designation of a Key Person eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Key Person to receive payment in respect of any Performance Compensation Award for such Performance Period.  The determination as to whether or not such Key Person becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 2.11.  Moreover, designation of a Key Person eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Key Person eligible to receive an Award hereunder in any subsequent Performance Period and designation of one Person as a Key Person eligible to receive an Award hereunder shall not require designation of any other Person as a Key Person eligible to receive an Award hereunder in such period or in any other period.

(c)           Discretion of Administrator with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(d)           Performance Criteria.  Notwithstanding the foregoing, the Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income, (iv) earnings per share, (v) return on shareholders' equity, (vi) return on investment, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability/profit margins, (xi) market share, (xii) revenues or sales (based on units and/or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) objective measures of customer satisfaction, (xvii) objective measures of employee satisfaction, (xviii) expense levels and expense ratios, (xix) gross margin and gross margin ratios, (xx) employee turnover, (xxi) implementation of systems, (xxii) completion of projects, (xxiii) level or amount of divestitures, (xxiv) objective goals related to capitalization or restructuring of the balance sheet and (xxv) objective goals related to management or expense restructuring.  The Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof.  To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(e)           Performance Goals.  The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance Compensation Awards granted to any Key Person for the Performance Period to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

(f)           Payment of Performance Compensation Awards.

(i)      Condition to Receipt of Payment.  An Award recipient must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing, in the discretion of the Administrator, Performance Compensation Awards may be paid to Award recipients who have retired or whose employment has terminated after the beginning of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of an Award recipient who died prior to the last day of a Performance Period, but not unless and until the Administrator has certified attainment of the relevant Performance Goal(s) in accordance with Section 2.11(f)(iii).

(ii)     Limitation.  An Award recipient shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (A) the Performance Goal(s) for such period are achieved and certified by the Administrator in accordance with Section 2.11(f)(iii) and (B) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Award recipient's Performance Compensation Award has been earned for the Performance Period.

(iii)    Certification.  Following the completion of a Performance Period, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.  The Administrator shall then determine the actual size of each Award recipient's Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 2.11.

(iv)   Negative Discretion.  In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may, in it sole judgment, reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period.

(v)    Timing of Award Payments.  The Performance Compensation Awards granted for a Performance Period shall be paid to Award recipients as soon as administratively possible following completion of the certifications required by Section 2.11, but in any event within the period required by Section 409A of the Code such that it qualifies as a "short-term deferral" pursuant to Section 1.409A-1(b)(4) of the Department of Treasury regulations, unless the Administrator shall determine that any Performance Compensation Award shall be deferred in compliance with Section 409A of the Code.

(vi)   Maximum Award Payable.  Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award that may be granted to any one Key Person under the Plan in any fiscal year of the Company is 2.95 million shares of Common Stock or, in the event the Performance Compensation Award is paid in cash, other securities, other Awards or other property, the equivalent cash value of 2.95 million shares of Common Stock on the first day of the Performance Period to which such Award relates, in each case subject to adjustment as provided in Section 1.5(c).  Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase in a manner prohibited by Section 162(m) of the Code.

(vii)  Discretion. In no event shall any discretionary authority granted to the Administrator by the Plan be used to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (B) increase a Performance Compensation Award for any Key Person at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m)) or (C) increase a Performance Compensation Award above the maximum amount payable under Sections 1.5(a), 1.5(d) or 2.11 of the Plan.

ARTICLE III.
Miscellaneous

3.1.          Amendment of the Plan; Modification of Awards

(a)           Amendment of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the Person having the rights to the Award).  For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any grantee.

(b)           Stockholder Approval Requirement.  Stockholder approval shall be required with respect to any amendment to the Plan that (i) expands the types of Awards available under the Plan (provided such approval shall not be required if the Company is a "foreign private issuer", as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary), (ii) increases the number of shares which may be issued under the Plan (in the aggregate or to any individual), except as permitted pursuant to Section 1.5(c), (iii) expands the eligibility requirements of Persons eligible to receive Awards under the Plan, (iv) extends the term of the Plan or (v) is otherwise necessary to comply with any tax or regulatory requirement applicable to the Plan.

(c)           Modification of Awards.  The Administrator may cancel any Award under the Plan.  The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend the operation of Sections 2.4, 2.6(e) or 2.7(c) with respect to the termination of the Award upon termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board; provided, however, that no such amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Award.  However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee's death, the Person having the right to exercise the Award).  In making any modification to an Award, the Administrator may consider the implications, if any, of such modification under the Code with respect to incentive stock options granted under the Plan and/or Sections 409A and 457A of the Code.

(d)           Repricing.  The Board and/or the Administrator shall be permitted and authorized to modify or amend the Plan and/or any Awards granted under the Plan, or to take any other action, that results in a Repricing of then-outstanding Awards, provided that Repricing of options and stock appreciation rights granted under the Plan shall not be permitted to the extent such action could cause adverse tax consequences to the grantee under Sections 409A or 457A of the Code, to the extent applicable.

3.2.         Consent Requirement

(a)           No Plan Action Without Required Consent.  If the Administrator shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)           Consent Defined.  The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any other Person.

3.3.         Nonassignability

Except as provided in Sections 2.4(e), 2.5, 2.6(d) or 2.7(e), (a) no Award or right granted to any Person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative or the grantee's permissible successors or assigns (as authorized and determined by the Administrator).  All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.

3.4.          Taxes

(a)           Withholding.  A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes.  Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld.  Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award as may be approved by the Administrator in its sole discretion.

(b)           Liability for Taxes.  Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any such Person harmless from any or all of such taxes.  The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or, notwithstanding anything to the contrary in the Plan or any Award Agreement, to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code (to the extent applicable), (ii) voids any participant election to the extent it would violate Section 409A or 457A of the Code (to the extent applicable) and (iii) for any distribution event or election that could be expected to violate Section 409A of the Code, make the distribution only upon the earliest of the first to occur of a "permissible distribution event" within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code.  The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.

3.5.         Change in Control

(a)           Change in Control Defined.  For purposes of the Plan, "Change in Control" shall mean, unless otherwise defined in the applicable Award Agreement, the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of (i) more than 50% of the voting stock of the Company or (ii) all or substantially all of the assets of the Company; provided, however, that for each Award subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, provided that such limitation shall apply to such Award only to the extent necessary to avoid adverse tax effects under Section 409A of the Code.  Notwithstanding the foregoing, in no event shall a Change in Control be deemed to have occurred upon the consummation of the Special Shareholder-Approved Adjustment.

(b)           Effect of a Change in Control.  Unless the Administrator provides otherwise in an Award Agreement, upon the occurrence of a Change in Control:

(i)      notwithstanding any other provision of this Plan, any Award then outstanding shall become fully vested and any forfeiture provisions thereon imposed pursuant to the Plan and the applicable Award Agreement shall lapse and any Award in the form of an option or stock appreciation right shall be immediately exercisable;

(ii)     to the extent permitted by law and not otherwise limited by the terms of the Plan, the Administrator may amend any Award Agreement in such manner as it deems appropriate;

(iii)    a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason, other than a termination or dismissal "for Cause", concurrent with or within one year following the Change in Control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the Award on the date of his or her termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board, until the earlier of (A) the original expiration date of the Award and (B) the later of (x) the date provided for under the terms of Section 2.4 without reference to this Section 3.5(b)(iii) and (y) the first anniversary of the grantee's termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board.

(c)           Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.5 may be made conditional upon the consummation of the applicable Change in Control transaction.  For purposes of the Plan and any Award Agreement granted hereunder, the term "Company" shall include any successor to Eagle Bulk Shipping Inc.

3.6.         Operation and Conduct of Business

Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation and conduct of their business that they deem appropriate or in their best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any of its Affiliates, any merger or consolidation of the Company or any of its Affiliates, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any of its Affiliates, any sale or transfer of all or any part of the assets or business of the Company or any of its Affiliates, or any other corporate act or proceeding, whether of a similar character or otherwise.

3.7.         No Rights to Awards

No Key Person or other Person shall have any claim to be granted any Award under the Plan.

3.8.         Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any of its Affiliates, his or her consultancy relationship with the Company or any of its Affiliates, or his or her position as a director of the Company or any of its Affiliates, or affect any right that the Company or any of its Affiliates may have to terminate such employment or consultancy relationship or service as a director.

3.9.         Non-Uniform Determinations

The Administrator's determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among Persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the Persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.

3.10.       Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any Person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11.       Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.12.       Effective Date and Term of Plan

(a)           Adoption; Stockholder Approval.  The Plan was adopted by the Board on September 30, 2011, and approved by the Company's stockholders on November 17, 2011.  The Board may, but need not, make the granting of any Awards under the Plan subject to the approval of the Company's stockholders.

(b)           Termination of Plan.  The Board may terminate the Plan at any time.  All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.  No Awards may be granted under the Plan following the tenth anniversary of the date on which the Plan was adopted by the Board.

3.13.       Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.  Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award, at the time of payment of shares of Common Stock in exchange for, or in cancellation of, any Award, or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder's then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator.  The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such Person's undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions.  The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder.  Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.

3.14.       Requirement of Notification of Election Under Section 83(b) of the Code or Upon Disqualifying Disposition Under Section 421(b) of the Code

(a)           Notification of Election Under Section 83(b) of the Code.  If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

(b)           Notification of Disqualifying Disposition of Incentive Stock Options.  If an Award recipient shall make any disposition of Company shares delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, the grantee shall notify the Company of such disposition within ten days thereof.

3.15.       Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

3.16.       Sections 409A and 457A

To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.

3.17.       Forfeiture; Clawback

The Administrator may, in its sole discretion, specify in the applicable Award Agreement that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, in the event of (a) a grantee's breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its Subsidiaries, (b) a grantee's breach of any employment or consulting agreement with the Company or any of its Subsidiaries, (c) a grantee's termination of employment or consultancy relationship with the Company and its Subsidiaries for Cause or (d) a financial restatement that reduces the amount of compensation under the Plan previously awarded to a grantee that would have been earned had results been properly reported.

3.18.       No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Award recipient or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or its Affiliate.

3.19.       No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

3.20.       Governing Law

The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

EAGLE BULK SHIPPING INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2011

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Sophocles N. Zoullas and Alan S. Ginsberg, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands Corporation (the "Company") to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York, 10004 on November 17, 2011 at 10:00 a.m., Eastern time, and at any and all postponements or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of the Proxy Statement Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1. Internet:
Log on to www.proxyonline.us.  Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 17, 2011: The notice of the Meeting, the proxy statement and the form of proxy are available at: www.proxyonline.us/docs/eaglebulkshipping.pdf.

TAGID: “TAG ID”	CUSIP: “CUSIP”

EAGLE BULK SHIPPING INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.  THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 and 2.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED BELOW BY THE SIGNING SHAREHOLDER(S).  IF NO DIRECTION IS INDICATED WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company’s Board of Directors in its discretion, and to authorize the Company’s Board of Directors to implement the reverse stock split at any time prior to the Company’s 2012 Annual General Meeting of Shareholders by filing such amendment with the Registrar of Corporations of the Republic of the Marshall Islands.
		□	□	□

		FOR	AGAINST	ABSTAIN
2.	To approve the Company’s 2011 Equity Incentive Plan.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAGID: “TAG ID”	CUSIP: “CUSIP”